                                                                    EXHIBIT 10.5

THIS ASSIGNMENT is made the 18th day of December, 1998 BETWEEN (1) ASPECT TELECOMMUNICATIONS LIMITED whose registered office is 2 The Square Stockley Park Uxbridge Middlesex UB11 1AD (Company Registration No. 2181869) ('the Vendor') and (2) FRONTEC (UK) LIMITED whose registered office is Merchants House Wapping Road Bristol BS1 4RH ('the Purchaser') (Company Registration No. 1912489)

NOW THIS DEED WITNESSES as follows:

1.  DEFINITIONS AND INTERPRETATIONS
In this assignment:
1.1 'the Lease' means the lease particulars of which are set out in the schedule
1.2  'the Property' means the property more particularly described in the Lease
1.3 'the Covenants' means the covenants conditions and all other obligations of the Vendor arising under or contained in the Lease
1.4  'the Term' means the term created by the Lease
1.5 words importing persons shall include firms companies and corporation and vice versa
1.6 words importing one gender shall be construed as importing any other gender
1.7 words importing the singular shall be construed as importing the plural and vice versa

1. where any party comprises more than one person the obligations and liabilities of that party under this assignment shall be joint and several obligations and liabilities of those persons

2. the clause headings do not form part of this assignment and shall not be taken into account in its construction or interpretation

2.  RECITALS
2.1 By the Lease the Property was demised to the Vendor for the Term at the rent therein reserved The Property remains vested in the Vendor for the unexpired residue of the Term subject to the Covenants but otherwise free from incumbrances
2.3 The Vendor has agreed to assign the Lease to the Purchaser for the residue of the Term in consideration of the performance and observance of the covenants by the Purchaser contained in this assignment
2.4  The consent of the Landlord has been obtained as required by the Lease

3.  ASSIGNMENT
In consideration of the covenants by the Purchaser contained in Clause S hereof the Vendor with full title guarantee assigns to the Purchaser ALL THAT the Property TO HOLD to the Purchaser for the unexpired residue of the Term SUBJECT to the performance and observance of the Covenants

4. COVENANTS FOR TITLE
It is agreed that THE covenants which are implied by the Law of Property (Miscellaneous Provisions) Act 1994 shall be limited so as not to extend to any breach of the covenants relating to repair and decoration of the Property

5. COVENANT FOR INDEMNITY BY PURCHASER
With the object and intention of affording to the Vendor a full and sufficient indemnity but not farther or otherwise the Purchaser covenants with the Vendor that it and its successors in title will:
5.1 during the Term pay the rents reserved in the Lease and perform a the Covenants and
5.2 keep the Vendor and its successors in title indemnified against all actions claims demand losses costs damages and liabilities whatsoever arising by reason of any breach of the Covenants

6. CERTIFICATE OF VALUE

It is hereby certified that the transaction hereby effected does not form part of a larger transaction or series of transactions in respect of which the amount or value or aggregate amount or value of the consideration exceeds L60,000 (SIXTY THOUSAND POUNDS)

IN WITNESS whereof the parties hereto have caused this Assignment to be executed by their authored representatives the day and year first here and before written

                                    SCHEDULE

                                    The Lease

Dated:                     20th February 1997
Parties:                   (1) Landlord:
                           General Accident Life Assurance Ltd
                           (2) Tenant:
                           Aspect Telecommunications Ltd
Premises:                  Offices on the Third Floor, The Arena, Parkway West,
                           Cranford Lane, Heston
Term:                      Five Years from the 1st February 1997
                           (excluding Section 24 to 28 of the Landlord
                           and Tenant Act 1954)
Rent and Service Charge:   As referred to in the Lease


SIGNED as a DEED by ASPECT          )
TELECOMMUNICATIONS LTD              )
acting by a Director and its        )
Secretary or two Directors          )

                                    Director

                                    Secretary or Director


                                                                      WEATHERALL
                                                                   GREEN & SMITH

SIGNED as a DEED by FRONTEC          )
(UK) LIMITED acting by a Director    )
and its Secretary or two Directors   )

                                     Director

                                     Secretary or Director


                                                                      WEATHERALL
                                                                   GREEN & SMITH

DATED 20 FEBRUARY, 1997

(1)      Landlord:
         GENERAL ACCIDENT LIFE
         ASSURANCE LIMITED

(2)      Tenant:
         ASPECT TELECOMMUNICATIONS
         LIMITED



     ----------------------------------------------------------------------


                                    L E A S E

                                     - of -

                           Offices on the Third Floor
                                    The Arena
                                  Parkway West
                              Cranford Lane, Heston


     ----------------------------------------------------------------------

     Commencement Date: 1 February 1997

     Term: 5 years

     Expiry Date: 31 January 2002

     Rent: L74,592 per annum
     exclusive (subject to increase and review)

     -------------------------------------------------



                  CLIFFORD CHANCE
                  200 Aldersgate Street
                  London ECIA 411

                  Ref. CQM/G3/17470/RCSH

                  CQMSOIS7.04


                                                                      WEATHERALL
                                                                   GREEN & SMITH

     2.3 The Vendor has agreed to assign the Lease to the Purchaser for the residue of the Term in consideration of the performance and observance of the covenants by the Purchasers contained in this assignment

     2.4  The consent of the Landlord has been obtained as required by the Lease


     3.   ASSIGNMENT

     In consideration of the covenants by the Purchaser contained in Clause 5 hereof the Vendor with full title guarantee assigns to the Purchaser ALL THAT the Property TO HOLD to the Purchaser for the unexpired residue of the Term SUBJECT to the performance and observance of the Covenants


     4.   COVENANTS FOR TITLE

     It is agreed that the covenants which are implied by the law of Property (Miscellaneous Provisions) Act 1994 shall be limited so as not to extend to any breach of the covenants relating to repair and decoration of the Property


     5.   COVENANT FOR INDEMNITY BY PURCHASER

     With the object and intention of affording to the Vendor a full and sufficient indemnity but not further or otherwise the Purchaser covenants with the Vendor that it and its successors in title will;

     5.1 during the Term pay the rents reserved in the Lease and perform all the Covenants and

     5.2 keep the Vendor and its successors in title indemnified against all actions claims demand losses costs damages and liabilities whatsoever arising by reasons of any breach of the Covenants


     6.   CERTIFICATE OF VALUE

     It is hereby certified that the transaction hereby effected does not form part of a larger transaction or series of transactions in respect of which the amount or value or aggregate amounts or value of the consideration exceeds L60,000 (SIXTY THOUSAND POUNDS)

IN WITNESS whereof the parties hereto have caused this Assignment to be executed by their authorised representatives the day and year first here and before written

                                    SCHEDULE


                                    The Lease


Dated:                     20th February 1997


Parties:                   (1) Landlord:

                           General Accident Life Assurance Ltd



                           (2) Tenant:

                           Aspect Telecommunications Ltd


Premises:                  Offices on the Third Floor, The Arena, Parkway West,

                           Cranford Lane, Heston


Term:                      Five Years from the 1st February 1997

                           (excluding Section 24 to 29 of the Landlord

                           and Tenant Act 1954)



Rent and Service Charge:   As referred to in the Lease



SIGNED as a DEED by ASPECT          )
TELECOMMUNICATIONS LTD              )
acting by a Director and its        )
Secretary or two Directors          )

                                    Director


                                    Secretary or Director

SIGNED as a DEED by FRONTEC        )
(UK) LIMITED acting by a Director  )
and its Secretary or two Directors )

                                    Director


                                    Secretary or Director


4.18     NUISANCE.........................................................................................12

4.19     ALTERATIONS......................................................................................12

4.20     SIGNS AND ADVERTISEMENTS.........................................................................12

4.21     ALIENATION.......................................................................................13

4.22     REGISTRATION OF DISPOSITIONS.....................................................................15

4.23     DISCLOSURE OF INFORMATION........................................................................15

4.24     LANDLORD'S COSTS.................................................................................15

4.25     STATUTORY REQUIREMENTS...........................................................................16

4.26     PLANNING ACTS....................................................................................17

4.27     STATUTORY NOTICES................................................................................18

4.28     FIRE PRECAUTIONS AND EQUIPMENT...................................................................18

4.29     DEFECTIVE PREMISES...............................................................................19

4.30     ENCROACHMENTS AND EASEMENTS......................................................................19

4.31     RELETTING NOTICES................................................................................19

4.32     INDEMNITY........................................................................................19

4.33     LANDLORD'S REGULATIONS...........................................................................19

4.34     TAXATION.........................................................................................20

4.35     VALUE ADDED TAX..................................................................................20

4.36     COVENANTS AFFECTING REVERSION....................................................................20

5.       LANDLORD'S COVENANTS.............................................................................21

5.1      QUIET ENJOYMENT..................................................................................21

5.2      PROVISION OF SERVICES............................................................................21

5.3      PERSONS EXERCISING RIGHTS........................................................................22



6.       INSURANCE........................................................................................23

6.1      LANDLORD TO INSURE...............................................................................23

6.2      LANDLORD'S FIXTURES..............................................................................23

6.3      LANDLORD TO PRODUCE EVIDENCE OF INSURANCE........................................................24

6.4      NOTING ON INSURANCE POLICY.......................................................................24

6.5      DESTRUCTION OF THE BUILDING......................................................................24

6.6      OPTION TO DETERMINE..............................................................................25

6.7      WHERE REINSTATEMENT IS PREVENTED.................................................................25

6.8      PAYMENT OF INSURANCE MONEYS REFUSED .............................................................25

6.9      CESSER OF RENT...................................................................................25

6.10     BENEFIT OF OTHER INSURANCES......................................................................25

6.11     INSURANCE BECOMING VOID..........................................................................26

6.12     REQUIREMENTS OF INSURERS.........................................................................26

6.13     NOTICE BY TENANT.................................................................................26

7.       PROVISOS ........................................................................................26

7.1      FORFEITURE.......................................................................................26

7.2      NO IMPLIED EASEMENTS.............................................................................28

7.3      EXCLUSION OF WARRANTY AS TO USER.................................................................28

7.4      REPRESENTATIONS..................................................................................28

7.5      USE OF PREMISES OUTSIDE BUSINESS HOURS...........................................................28

7.6      FAILURE BY LANDLORD TO PROVIDE SERVICES..........................................................29

7.7      EXCLUSION OF LANDLORD'S LIABILITY ...............................................................29

7.8      COVENANTS RELATING TO ADJOINING PROPERTY.........................................................29


7.9      EFFECT OF WAIVE..................................................................................29

7.10     EXCLUSION OF STATUTORY COMPENSATION..............................................................29

7.12     NOTICES  ........................................................................................30

7.13     DISPUTES WITH ADJOINING OCCUPIERS................................................................30

7.14     TENANT'S OPTION TO DETERMINE.....................................................................30

7.15     CONDITIONS AND RIGHTS OF ENTRY...................................................................31

8.       SERVICE CHARGE...................................................................................31

9.       AGREEMENT FOR LEASE..............................................................................35


FIRST SCHEDULE

RIGHTS AND EASEMENTS GRANTED..............................................................................36


SECOND SCHEDULE

EXCEPTIONS AND RESERVATIONS...............................................................................37


THIRD SCHEDULE

AUTHORISED GUARANTEE AGREEMENT TO BE GIVEN BY TENANT PURSUANT TO CLAUSE 22(c)(1)..........................39


FOURTH SCHEDULE

COVENANTS BY THE GUARANTOR................................................................................43


FIFTH SCHEDULE

ITEMS OF EXPENDITURES AS REFERRED TO IN CLAUSE 8..........................................................46


SIXTH SCHEDULE

DEEDS AND DOCUMENTS CONTAINING MATTERS TO WHICH THE DEMISED PREMISES ARE SUBJECT..........................52

                                LEASE PARTICULARS


-----------------------------------------------------------------------------------------------

1.       DATE                              :        20th day of February 1997
-----------------------------------------------------------------------------------------------

2.       PARTIES


         (a)  LANDLORD                     :         GENERAL  ACCIDENT LIFE  ASSURANCE  LIMITED
                                                     whose  registered  office  is at 2 Rougier
                                                     Street, York YOI IHR


                                                     (Company registration number 226 742



         (b)  TENANT                       :         ASPECT TELECOMMUNICATIONS
                                                     LIMITED whose registered office
                                                     is at The Harlequin Centre
                                                     Southall Lane, Southall,
                                                     Middlesex UB2 5NH

                                                     (Company registration number 2181869)

-----------------------------------------------------------------------------------------------

3.       DEMISED PREMISES                  :         The Third floor of the Building shown
                                                     edged red on Plan 1

-----------------------------------------------------------------------------------------------

4.       BUILDING                          :         The  building on the Estate shown edged
                                                     red on Plan 2

-----------------------------------------------------------------------------------------------

5.       ESTATE                            :         The pieces or parcels of land situate at
                                                     Cranford Lane, Heston, together with the
                                                     Buildings erected thereon or on part thereof
                                                     known as Parkway West and Parkway Trading
                                                     Estate the approximate boundaries whereof are
                                                     shown edged green on Plan numbered 3 as the
                                                     same are registered at H.M. Land Registry
                                                     under Title Number MX352739 and NGL242792

------------------------------------------------------------------------------------------------

6.       TERM                              :        Five years

------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

7.       TERM COMMENCEMENT DATE             :       1 February 1997

-----------------------------------------------------------------------------------------------

8.       INITIAL RENT                       :       Seventy four thousand five hundred and
                                                    ninety two pounds (L74,592) per annum

-----------------------------------------------------------------------------------------------

9.       RENT COMMENCEMENT DATE             :       1 February 1997

-----------------------------------------------------------------------------------------------

10.      SERVICE CHARGE

         (a)   ESTATE SERVICE                       To  be  calculated  in  accordance  with
                 CHARGE                     :       clause 8.1(a)


         (b)   BUILDING SERVICE
               CHARGE                       :       To be calculated in accordance with
                                                    clause 8.1(b)

-----------------------------------------------------------------------------------------------

11.      SERVICE CHARGE                             the date hereof
         COMMENCEMENT DATE                  :

-----------------------------------------------------------------------------------------------

12.      PROVISIONAL QUARTERLY                      L3139.05
         SERVICE CHARGE PAYMENT             :       (exclusive of value added tax)

-----------------------------------------------------------------------------------------------

13.      NET INTERNAL AREA                  :       The total floor area expressed in
                                                    square feet measured in accordance with
                                                    the Code of Measuring Practice
                                                    published on behalf of the Royal
                                                    Institution, of Chartered Surveyors and
                                                    the Incorporated  Society of Valuers and
                                                    Auctioneers (Third Edition January
                                                    1990) such area being measured in
                                                    accordance with the definition "Net
                                                    Internal Area" contained in the said
                                                    Code in the case of the Building and
                                                    measured in accordance with the
                                                    definition "Gross Internal Area"
                                                    therein contained in the castof all
                                                    other lettable areas.

-----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------

14.      PERM1TTED USER               :        Good class professional or commercial offices
                                               within paragraph (a) of Class BI (Business) of the
                                               Town and Country Planning (Use Classes) Order 1987

---------------------------------------------------------------------------------------------------

15.      PRESCRIBED RATE             :        Four per cent (4%) per annum above Base Rate

---------------------------------------------------------------------------------------------------

16.      BASE RATE                   :        The Base Rate for the time being of Lloyds Bank
                                              PLC or some other London clearing bank nominated from
                                              time to time by the Landlord or, in the event of Base
                                              Rate being abolished, such other reasonable comparable
                                              race of  interest as the Landlord  shall from time to
                                              time determine

---------------------------------------------------------------------------------------------------


                  T H I S L E A S E made on the Date stated in the Particulars (as hereinafter defined) B E T W E E N the Parties specified in the Particulars

                  W I T N E S S E T H in consideration of the rents and covenants hereinafter reserved and contained as follows:-

         1.       DEFINITIONS
                  IN this Lease, unless the context otherwise requires, the following expressions shall have the following meanings:-

         1.1 "ADJOINING PROPERTY" means all parts of THE ESTATE (other than the Demised Premises) and any land and/or buildings adjoining or neighboring The Estate;

         1.2 "BUILDING" means the Building (of which the Demised Promises form part) briefly described in the Particulars and each and every part thereof and all the appurtenances belonging thereto, including:

                  (a) all landlord's fixtures, fixings, plant, machinery, apparatus and equipment now or hereafter in or upon the same;

                  (b)      all additions, alterations and improvements thereto;

         1.3 BUSINESS HOURS means the usual business or working hours of the Estate which shall be 7:00 a.m.- to 8.00 p.m. on Mondays to Fridays (inclusive) and 8.00: a.m. to 1.00 p.m. on, Saturdays (excluding Christmas Day, Good Friday and all usual bank or public holidays) and such additional hours as may, from time to time, be reasonably approved by the Landlord, who shall have regard to the interests of the tenants and occupiers of the Estate;
         1.4 "COMMON AREAS" means the service roads, service areas, service bays, pedestrian areas, yards, forecourts and landscaped areas and also car parking areas and any other amenities on the Estate which are or may from time to time, be provided o r designated by the Landlord for common use by the tenants and occupiers of the Estate and all persons expressly or by implication authorized by them but excluding the Lettable Areas.
         1.5 "COMMON PARTS" means the pedestrian ways, courtyards, forecourts, entrance halls, corridors, passages, lobbies, landings, staircases, lifts, lavatories and washrooms and any other amenities in the Building or within the curtilage thereof which are or may, from time to time, be reasonably provided or designated by the Landlord for common use by the tenants and occupiers of the Building and all persons expressly or by implication authorised by them but excluding the Lettable Areas;

     1.6 "CONDUITS" means all sewers, drains, pipes, gullies, gutters ducts, mains, watercourses, channels subways, wires. cables, conduits, flues and other conducting media of whatsoever nature;

     1.7 "DEMISED PREMISES" means the Demised Premises as briefly described in the Particulars, including:-

         (a) the internal plaster surfaces and finishes of all structural or load bearing walls and columns therein or which enclose the same, but not any other part of such walls and columns;

         (b) the entirety of all non-structural or non-load bearing walls and columns therein

         (c) the inner half severed medially of the internal non-load bearing walls (if any) that divide the same from other parts of the Building;

         (d) the floor finishes thereof and all carpets save that the lower limit of the Demised Premises shall not extend to anything below the floor finishes except that raised floors and the cavity below them shall be included;

         (e) the ceiling finishes thereof, including all suspended ceilings (if any) and light fittings save that the upper limit of the Demised Premises shall not extend to anything above the ceiling finishes except that the cavity above any suspended ceilings shall be included;

         (f) all window frames and window furniture and all glass in the windows and all doors, door furniture and door frames;

         (g) all sanitary and hot and cold water apparatus and equipment and the radiators (if any) therein and all fin fighting equipment and hoses therein;

         (h) all Conduits therein and exclusively serving the same, saw those of statutory undertakers;

                        [GRAPHIC OF FLOOR PLAN DIAGRAM]

                        [GRAPHIC OF FLOOR PLAN DIAGRAM]

                              Schedule of Condition

                                    taken at

                                    3rd Floor
                                    The Arena
                                  Cranford Lane
                                     Heston



                                       on
                            Thursday 19 December 1996






                                               Prepared by:
                                               Weatherall Green & Smith
                                               Chartered Surveyors
                                               22 Chancery Lane
                                               London WC2A ILT
                                               December 1996

General Notes-

1.   The premises were, unoccupied at die time the schedule was taken.

2. For the purpose of identification it has, been assumed that the east elevation is the one forming the main entrance to the building.

3. The schedule covers the internal office floor area only including the office side of the doors from the stair and lift lobbies. The lift and stair lobbies, toilets and secondary stair tower are not recorded as these are assumed to be common parts and outside the direct repairing obligations of the tenants.

REF.    ITEM        DESCRIPTION                                            CONDITION                                    PHOTO
----    ----        -----------                                            ---------                                    -----

1.0     Ceiling     Suspended ceiling with fissured mineral fibre         -  Tiles are generally in good condition
                    tiles 600x600mm laid in an exposed grid with             although refinishing treatment has filled
                    slots. Edges formed with standard edge beads in          fissures.
                    off-white. Tiles have been treated with a
                    proprietary refinishing system.                       -  Grid is generally in reasonable condition.

                                                                          -  Edge trim is generally soiled and discoloured.
                    600x600m fluorescent light fittings                      To the perimeter of the core there are
                    are incorporated into the ceiling                        frequent paint marks arising from
                    with chromed low glare diffusers.                        the painting of the shadow gap.
                    Switched from gang switches
                    Adjacent to entrance doors on both sides.
                                                                         -   9No. tiles along the north side have small
                                                                             holes and marks left by fixings.


                                                                         -   Blackening of tiles around supply grill
                                                                             north east corner five tiles and
                                                                             grill affected.

                                                                         -   Other supply grills are lightly soiled
                                                                             including the two at the south end.

                                                                         -   Small number of tiles have black finger
                                                                             marks on them probably in the region
                                                                             of twenty throughout the floor.

REF.    ITEM        DESCRIPTION                                            CONDITION                                    PHOTO
----    ----        -----------                                            ---------                                    -----

                                                                          - On west side in the fourth bay
                                                                            from north end tile adjacent column
                                                                            is stained and one above central
                                                                            window pane at edge has smaller
                                                                            but similar stain.

                                                                          - Minor damage to edges of a small
                                                                            number of tiles has occurred.
                                                                            Some damage occurring before
                                                                            refinishing and at least two
                                                                            in south east corner subsequently.

                                                                         -  Light fittings generally clean.
                                                                            Sixteen fittings in north end have
                                                                            two, out of four tubes not working
                                                                            and one fitting have one failed tube.
2.0          Walls

2.1          Perimeter Walls        Columns have plastered and painted   -  Decorations are not recent and there is
             and Columns            finishes with timber skirtings with     considerable marking of the paintwork to both
                                    profile matching plastic skirting       columns and infill panels.
                                    trunking.

                                    Eyeballs are fitted to all columns.  -  Skirtings to columns are in reasonable condition.


REF.    ITEM        DESCRIPTION                                            CONDITION                                    PHOTO
----    ----        -----------                                            ---------                                    -----

                     Infill panels below the windows are                   - One skirting section to the fourth column
                     plastered and painted with three                        on the west side four bays down from the
                     compartment plastic skirting trunking                   north has warped and now visibly concave.
                     at floor level and are capped by
                     painted timber window boards.


                     Radiators are fixed to the                            - Fine vertical crack behind radiator in
                     perimeter wall panels.                                  first bay from north on cast side.
                     To the ends (north and south) there is
                     one per column bay and along the sides (cast
                     and west) every other bay has two radiators.

                                                                            - Hairline horizontal crack above radiator
                                                                              extending 500rnrn to first bay on south
                                                                              side from east corner.

                                                                            - East side first bay from southern end
                                                                              hairline vertical crack to full height
                                                                              of panel and three small indentations
                                                                              and two areas of spalling plaster 20mm dia.


REF.    ITEM        DESCRIPTION                                            CONDITION                                    PHOTO
----    ----        -----------                                            ---------                                    -----

                                                                          - BT sockets: 6 sockets left on south wall,
                                                                            2 left on west wall, 3 left on cast wall.


                                                                          - Fine vertical cracks generally occurring
                                                                            between infill panels and columns to
                                                                            all elevations.

2.2     Core Walls   Plastered and papered with paint applied over        - Plastered and papered with paint applied     P1
                     paper with simple painted timber skirtings.            over paper

                                                                          - Paint finish better than external
                                                                            walls but there are some light
                                                                            marks on it.

                                                                          - West side; crack in  plaster below hose
                                                                            reel cabinet has left a vertical tear
                                                                            in wallpaper from bottom corner of
                                                                            cabinet to floor level. Further tear
                                                                            extending from top left corner
                                                                            to ceiling level.

                                                                          - Similar tears in wallpaper around east
                                                                            hose reel cabinet.

                                                                          - Mitre joints in timber architraves
                                                                            around hose reel cabinets have
                                                                            opened up.

                                                                          - Paint/glue on edge of east hose reel
                                                                            cabinet.


REF.    ITEM        DESCRIPTION                                           CONDITION                                    PHOTO
----    ----        -----------                                           ---------                                    -----
                                                                          - Tearing of wallpaper vertically due
                                                                            to vertical crack to left hand side
                                                                            of hose reel on cast side at junction
                                                                            of blockwork and concrete encasing
                                                                            to column.

                                                                          - Poor cutting in of decoration of wall
                                                                            to skirting generally.

                                                                          - North side splashes and dirt on
                                                                            length of skirting 3 metres long.

3.0                   Screened pre-cast concrete floor with carpet        - Carpet is Secondhand and has been cleaned
                      tile (500 x 500 Henga Graphlex Computerguard)         but shows signs of wear.
                      and incorporating a metal two-compartment
                      trunking evident by size of cut tiles running       - Appearance is not uniform and streaking      P2
                      mainly north to south with branches east to           lines remain from cleaning operation.
                      west.

                                                                          - Fitting of tiles over trunking at            P3
                                                                            junctions is poor particularly at the
                                                                            branches on the east side to both the
                                                                            north and south ends.

                                                                          - Carpet tiles along west side are
                                                                            damp where affected by dampness in
                                                                            wall.

                                                                          - Staining, burns and discolouration are       P4
                                                                            evident in isolated patches throughout
                                                                            the floor.


REF.    ITEM        DESCRIPTION                                           CONDITION                                    PHOTO
----    ----        -----------                                           ---------                                    -----

                                                                           - Small piece of cut tile is missing
                                                                             from the trunking adjacent to
                                                                             the west side of the core.

4.0     Windows       Aluminum framed continuously glazed windows          - Window frames are generally dirty and
                      incorporating sliding sash windows at every            soiled.
                      other panel with plastic catches.

                      Painted timber window boards capping infill          - Window boards in reasonable decorative
                      walls.                                                 condition but splitting Of the Paint
                                                                             caused by splitting/lifting of Plywood
                                                                             occurring in isolated areas mainly to
                                                                             south west.

                      Sample of window tried for operation and             - Minor build-up of dust and dead insects.
                      performance.

                                                                           - Sashes are generally working although
                                                                             around 20% of upper sashes are
                                                                             difficult to push up fully 10 allow
                                                                             catches to be used.

                                                                           - One plastic catch broken to window in
                                                                             south west corner.
5.0    Doors
5.1    Door to Tower  Solid cored timber door in timber frame and          - Face of door and frame has light
       Staircase      painted. Fitted with cylinder rim lock with            scratching and marks.
                      internal thumb turn, Overhead closer
                      P1.111handle and fire door keep shut sign,           - Door in working order.
                      Kicker plate To base and fire exit sign over.


REF.  ITEM           DESCRIPTION                                           CONDITION                                    PHOTO
----  ----           -----------                                           ---------                                    -----

5.2   Doors to Main  Solid core timber door in timber frame with           -  Door frame and face of door scratched and
      Staircase      matching overpanel and painted. Fitted with              marked particularly to bottom 200mm.
                     two Georgian wired glass vision panels,
                     cylinder rim lack, overhead closer, push              -  Beading to lower vision panel broken at
                     plate, kicker plate and fire door keep shut              mitre corner and lower mitre corners to top
                     sign.                                                    vision panel have opened up.

5.3                  Solid cored timber door and overpanel in              -  Dust settling in glazing beads.
                     timber frame with timber frame glazed screen.
                     Glazing in Georgian wired glass. Door fitted          -  Light marking evident on paintwork.
                     with ironmongery as door 5.2
                                                                           -  Previous damage to the edge of frame
                                                                              evident below fresh paint.

6.0                  Aluminum alloy with self finish fitted with           - Generally in reasonable condition but
                     thermostatic valves. Note monitoring of flow            slightly dusty and dirty.
                     temperature ongoing at the time schedule was
                     taken.

7.0                  Surface mounted white plastic double sockets          - Operation of sockets not tested.
                     to columns. One on north side and one on south
                     side.                                                 - Sockets generally clean.

                     Recessed white plastic double sockets to core walls. 18 in total.


REF.  ITEM           DESCRIPTION                                           CONDITION                                    PHOTO
----  ----           -----------                                           ---------                                    -----

                     Dark grey double socket
                     outlets to perimeter trunking.
                     One per bay to north and south
                     sides and 14 each on west and
                     east sides.


                                     [PHOTO]

     (i) all landlord's fixtures, fittings, plant, machinery, apparatus and equipment now or hereafter in or upon the same (excluding any air conditioning units and ducting and ancillary machinery, apparatus and equipment):

     (j)  all additions, alterations and improvements thereto,

1.8 "DEVELOPMENT" means development as defined in Section 55 of the Town and Country Planning Act 1990;

1.9 "ESTATE" means the Estate (of which the Building forms part) briefly described in the Particulars and each and every part thereof and all the appurtenances belonging thereto, including:-

     (a) all landlord's fixtures, fittings, plant, machinery, apparatus and equipment now or hereafter in or upon the same;

     (b)  all additions, alterations and improvements thereto;

     and shall also include any additional and adjoining land and buildings in which, at any time during the Term, the Landlord shall have acquired a freehold or leasehold interest and which the Landlord intends shall form, part of the Estate,

1.10 "GROUP COMPANY" means a company that is a member of the same group as the Landlord or the Tenant (as the case may be) within the meaning of Section 42 of the Landlord and Tenant Act 1954;

1.11 "GUARANTOR" means the party (if any) named as 'Guarantor' in the Particulars and, in the case of an individual, includes his personal representatives,

1.12 "INSURED RISKS" means fire, storm, tempest, flood, earthquake, lightning, explosion, impact, aircraft (other than hostile aircraft) and other aerial devices and articles dropped therefrom, riot, civil commotion and malicious damage, bursting or overflowing of water tanks, apparatus or pipes, terrorism and such other risks as the Landlord may, in its reasonable discretion from time to time, determine, subject to such exclusions, excesses and limitations as may be imposed by the insurers:

1.13 "LANDLORD" means the-party named as 'Landlord' in the Particulars, and includes the person for the time being entitled to the reversion immediately expectant on the determination of the Term;

1.14 "THIS LEASE" means this Lease and any document which is made supplemental hereto or which is entered into pursuant to or in accordance with the terms hereof,

1.15 "LETTABLE AREAS" means those parts of the Estate leased or intended to be leased to occupational tenants;

1.16 "PARTICULARS" means the descriptions and terms appearing on the preceding pages headed `Lease Particulars' which comprise pan of this Lease;

1.17 "PLAN" followed by a number means the relevant plan annexed to this Lease;

1.18 "PLANNING ACTS" means the Town and Country Planning Act 1990, the Planning (Listed Buildings and Conservation Arms) Art 1990, the Planning (Hazardous Substances) Act 1990, the Planning (Consequential Provisions) Act 1990 and the. Planning and

     Compensation Act 1991, arid includes any other applicable town and country planning legislation;

1.19 "RETAINED PARTS" means all parts of the Estate which do not comprise Lettable Areas, including, but not limited to:-

     (a)  the Common Parts;

     (b) office or other accommodation which may from time to time be reserved on the Estate for staff

     (c) any Pam of the Estate reserved by the Landlord for the housing of plant, machinery and equipment or otherwise in connection with or required for the provision of services

     (d) all Conduits in, upon, over or under, or exclusively serving the Estate except any that form part of the Lettable Areas;

     (e) the main structure of the Building and, in particular but not by way of limitation, the roof, foundations, external walls, internal load bearing walls and the structural parts of the roof, ceilings and doors, all party structures, and all exterior Pam of the Building;

     (f) all party structures, boundary walls, railings, fences and all exterior parts of the Estate and all roads (until such time as the same shall become maintainable at public expense), pavements pavement lights and car parking areas (if any) within the Estate;

1.20 "SERVICE CHARGE" means the Estate Service Charge and the Building Service Charge considered as a whole;

1.21 "SURVEYOR" means any person appointed by the Landlord (including an employee of the Landlord or a Group Company and the person appointed by the Landlord to collect the rents and manage the Estate) to perform the function of a surveyor for any purpose of this Lease but does not include the Surveyor defined in the Third Schedule Provided that in respect of the function of a surveyor any such person shall be suitably qualified;

1.22 "TENANT" means the party named as 'Tenant' in the Particulars and includes the Tenant's successors in title and assigns and, in the case of an individual, his personal representatives;

1.23 "TERM" means the term of years stated in the Particulars but does not include the period of my holding over or any extension or continuation., whether by statute or common law;

1.24 "UTILITIES" means water, soil, steam, air, electricity, radio, television, telegraphic, telephone, telecommunications and other services and supplies of whatsoever nature;

                         [2 PHOTOS OF OFFICE HALLWAYS]

2.   INTERPRETATION

     UNLESS there is something in the subject or context inconsistent therewith:-

2.1 where two or more persons are included in the expression "the Landlord" "the Tenant" and/or "the Guarantor", the covenants which are expressed to be made by the Landlord the Tenant and/or the Guarantor shall be deemed to be made by such persons jointly and severally;

2.2 words importing persons shall include firms, companies and corporations and vice versa,

2.3 any covenant by the Landlord or the Tenant not to do any act or thing shall include an obligation not to permit or suffer such act or thing to be done,

2.4 references to any right of the Landlord to have access to or entry upon the Demised Premises shall be construed as extending to all persons reasonably and properly authorized by the Landlord, including agents, professional advisers, contractors, workmen and others;

2.5 any reference to a statute (whether specifically named or not) shall include any amendment or re-enactment of such statute for the time being in force and all instruments, orders, notices regulations, directions, bye-laws, permissions and plans for the time being made, issued or given thereunder or deriving validity therefrom;

2.6 the titles or headings appearing in this Lease are for reference only and shall not affect its construction;

2.7 any reference to a clause or schedule shall mean a clause or schedule of this Lease

3.   DEMISE AND RENTS
     THE Landlord HEREBY DEMISES unto the Tenant the Demised Premises TOGETHER WITH the rights and easements specified in the First Schedule EXCEPT AND RESERVING the rights and easements specified in the Second Schedule SUBJECT TO all rights, easements, quasi-easements, privileges, covenants, restrictions and stipulations of whatsoever nature affecting the Demised Premises including the matters contained or referred to in the Deeds and documents listed in the Sixth Schedule TO HOLD the Demised Premises unto the Tenant from and including the Term Commencement Date for the Term YIELDING AND PAYING unto the Landlord during the Term:-

     (a) yearly and proportionately for any fraction of a year. the Initial Rent to be paid (by Banker's standing order if the Landlord so requires) by equal quarterly payments in advance on the four usual quarter days in every year without any deduction, set-off or counterclaim whatsoever unless permitted by law, the first required payment being. a proportionate sum in respect of there the period from and including the Rent Commencement Date to the day before quarter day following the Rent Commencement Date to be made on the 20th day of February 1997;

     (b) a due proportion (to be fairly and properly determined by the Landlord at the Surveyor) of all sum which the Landlord shall from time to time Pay for insuring the Building against the Insured Risks pursuant to Clause 6.1(a) and the other manors referred to in clause 6.1(c) and the whole of the sums which the Landlord shall from time to time Pay for insuring against less of rent and the

          Service Chute pursuant to clause 6.1(b), all such sums to be due on and with effect from the date hereof to be paid on receipt of a written demand;

     (c) the Service Charge, to be paid on receipt of a written demand in accordance with clause 8

4.   TENANT'S COVENANTS
     THE Tenant HEREBY COVENANTS with the Landlord as follows;

4.1  RENTS

     To pay the rents reserved by this Lease ac the times and in the manner aforesaid

4.2  INTEREST ON ARREARS
     Without prejudice to any other right, remedy or power herein contained or otherwise available to the Landlord, if any of the rents reserved by this Lease (whether formally demanded or not) shall remain unpaid fourteen days after the date when payment was due or any other sum of money payable to the Landlord by the Tenant under this Lease shall remain unpaid for more than fourteen days after the date when payment was due, to pay interest thereon at the Prescribed Rate from and including the date on which payment was due to the date of payment to the Landlord (both before and after any judgment) Provided That if the Landlord shall decline to accept any such rent so as not to waive any existing breach or alleged breach of covenant, to pay interest thereon at the Prescribed Rate from and including the date on which payment of such rent was due to the date when payment is accepted by the Landlord and, in default of payment, the same shall be recoverable as rent in arrears

4.3  OUTGOINGS

     (a) To pay and indemnify the Landlord against all existing and future rates, taxes, duties, charges, assessments, impositions and outgoings whatsoever (whether parliamentary, parochial, local or of any other description and whether or not of a capital or non-recurring nature or of a wholly novel character) which now are or may at any time during the Term be charged, levied, assessed or imposed upon or payable in respect of the Demised Premises or upon the owner or occupier of them (excluding any tax payable by the Landlord in respect of rents and other payments under this Lease (other than value added tax pay able by the Tenant) occasioned by any disposition of or dealing with the reversion of this Lease) and, in the absence of a direct assessment on the Demised Premises, to pay to the Landlord a fair proportion (to be reasonably determined by the Landlord) of any such outgoings;

     (b) To pay all charges for electricity and gas (if any) consumed in the Demised Premises, including any connection and hiring charges and meter rents and to perform and observe all present and future regulations and requirements of the electricity, gas and water supply authorities or boards in respect of the supply and consumption of electricity, gas and water on the Demised Premises and to keep the Landlord indemnified against any breach thereof

4.4  REPAIRS

     To repair and keep in good and substantial repair and condition the Demised Premises (damage by the Insured Risks excepted save to the extent that payment of the insurance moneys shall be withheld by reason of any act, neglect or default of the. Tenant or any undertenant or any person under its or their control) and, as and when necessary, in order to repair to replace any of the landlord's fixtures and fittings which may be or become beyond repair with new ones which arc similar in type and quality PROVIDED THAT the

     Tenant shall not have to keep those items listed in a schedule of condition dated 19 December 1996 prepared by Weatherall Green & Smith in any better repair or condition than that evidenced in this schedule, a copy of which is annexed to this Lease

4.5  DECORATIONS

     In the last three months of the Term (whether determined by effluxion of time or otherwise) in a good and workmanlike manner to prepare and decorate (with two coats at least of good quality paint) or otherwise treat, as appropriate, all parts of the Demised Promises required to be so treated and, as often as may be reasonably necessary, to wash down all tiles, glazed bricks and similar washable surfaces, such decorations and treatment to be executed in such colours and materials as the Landlord may reasonably require

4.6  CLEANING

     To keep the Demised Premises 'in a clean and tidy condition AND at least once in every month properly to clean both sides of all windows and window frames and all other glass in the Demised Premises

4.7  CARPETING

     To maintain ad, when necessary, to replace the carpets now or from time to time, laid in the Demised Promises with new carpets of equivalent quality and value

4.8  YIELD UP

     (a) Immediately prior to the expiration or sooner determination of the Term, at the cost of the Tenant;

          (i) to replace any of the landlord's fixtures and fittings which shall be missing, broken, damaged or destroyed. with new ones of similar kind and quality;

          (ii) to remove from the Demised Premises any moulding, sign, writing or painting of the name or business of the Tenant or occupiers and all tenant's fixtures, fittings, furniture and effects and make good, to the reasonable satisfaction of the Landlord, all damage caused by such removal;

          (iii) if so required by the Landlord, but not otherwise, to remove and make good all alterations or additions made to the Demised Premises during the Term and well and substantially to reinstate the Demised Premises in such manner as the Landlord shall reasonably direct and to its reasonable satisfaction;

     (b) At the expiration or sooner determination of the Term, quietly to yield up the Demised Premises to the Landlord in good and substantial repair and condition in accordance with the covenants by the Tenant contained in this Lease

4.9  RIGHTS OF ENTRY BY LANDLORD

     Subject to the provisions of sub-clause 7.15 to permit the Landlord with all necessary materials and appliances to enter and remain upon the Demised Premises for any of the Mowing purposes:-

     (a) to view and examine the state and condition of the Demised Premises and to take schedules or inventories of the landlord's fixtures;

     (b)  to exercise any of the rights excepted and reserved by this Lease;

     (c) for the proper and necessary purpose connected with the interest of the Landlord in the Demised Premises or the Building, including , but not limited to, valuing or disposing of any interest of the Landlord

4.10 TO COMPLY WITH NOTICES

     Whenever the Landlord shall give written notice to the Tenant of any defects, wants of repair or breaches of covenant, the Tenant shall within sixty (60) days of such notice, or sooner if reasonably requisite, make good and remedy the breach of covenant to the reasonable satisfaction of the Landlord and if the Tenant shall fail within twenty-one (21) days of such notice, or as soon as reasonably possible in the case of emergency, to commence and then diligently and expeditiously to continue to comply with such notice, the Landlord may enter the Demised Premises and carry out or cause to be carried out all or any the works referred to in such notice and all reasonable costs and expenses thereby properly incurred shall be paid by the Tenant to the Landlord on written demand and, in default of payment, shall be recoverable as rent in arrear

4.11 DANGEROUS MATERIALS AND USE OF MACHINERY

     (a) Not to bring into the Estate or keep in the Demised Premises any article or thing which is dangerous, offensive, combustible, inflammable, radio-active or explosive or which Might materially increase the risk of fire or explosion;


     (b) Not to keep or operate in the Demised Premises any machinery which shall be unduly noisy or cause undue vibration or which will came a nuisance

4.12 OVERLOADING BOARS AND SERVICES


     (a) Not to overload the floors of the Demised Premises or suspend any excessive eight from the roofs, ceilings, walls, stanchions or structure of the Building and not to overload the Utilities in or serving the Building;

     (b) Not to do anything which may subject the Demised Premises or the Building to any strain beyond that which they are designed to bear with due margin for safety and to pay to the Landlord on demand all costs properly incurred by the Landlord in obtaining the opinion of a qualified structural engineer as to whether the structure of the Demised Premises or the Building is being or is about to be overloaded;

     (c)  To observe the weight limits prescribed for all lift in the Building

4.13 CONDUITS

     Not to discharge into any Conduits any oil or grease or any noxious or deleterious effluent or substance whatsoever which may cause an obstruction or might be or become a. source of danger, or which might injure the Conduits or the drainage system of the Estate or the Adjoining Property

4.14 DISPOSAL OF REFUSE

     Not to deposit in the Common Parts any wade empties, rubbish or refuse of any kind, other than in proper receptacles provided for the purpose, or as may be reasonably designated by the Landlord, and not to bum any rubbish or refuse on the Demised Promises

4.15 OBSTRUCTION OF COMMON AREAS AND COMMON PARTS

     Not to do anything whereby the Common Areas and the Common Parts or ocher areas over which the Tenant may have rights of access or use may be damaged, or the lawful use thereof by others may be obstructed in any manner whatsoever AND not to park any vehicles of any description upon any road or open area within the Estate other than in the car parking spaces from time to time designated for the Tenant's use

4.16 PROHIBITED USERS

     (a) Not to use the Demised Premises or any part thereof for any public or political meeting, public exhibition or public entertainment show or spectacle of any kind, nor for any dangerous, noisy, noxious or offensive trade, business or occupation whatsoever, nor for any illegal or immoral purpose, nor for residential or sleeping purposes;

     (b) Not to use the Demised Premises or any part thereof for gambling, betting, gaming or wagering, or as a betting office, or as a club, or for the sale of beer, wines and spirits, and not to play or use any musical instrument, record player, loud speaker or similar apparatus in such a manner as to be audible outside the Demised Premises, and not to hold any auction on the Demised Premises;

     (c) Not to place outside the Demised Premises or in the Common Parts, nor to expose from the windows of the Demised Premises any articles, goods or things of any kind User

4.17 USER

     (a) Not to use the Demised Premises or any part thereof except for the Permitted User (excluding offices for a turf accountancy, pools promoter, estate agency, travel agency, staff agency, employment agency, job centre or any government department and any other uses to which the Landlord may reasonably object on the grounds of good estate management);

     (b) Not to leave the Demised Premises continuously unoccupied for more than thirty (30) days without notifying the Landlord and providing or paying for such caretaking or security arrangements as the Landlord shall reasonably require in order to protect the Demised Premises from vandalism, theft or unlawful occupation;

     (c) To ensure that, at all times, the Landlord has written notice of the name, home address and home telephone number of at least two keyholders of the Demised Premises,

4.18 NUISANCE

     Not to do anything in or about The Demised Premises or the Building which may be or become a nuisance, or which may cause damage, or disturbance to the Landlord or the other tenants in the Building or the owners, tenants or occupiers of the Adjoining Property, or which may be injurious to the value, tone, amenity or character of the Building or the amenity thereof,

4.19 ALTERATIONS

     (a) Not to alter, divide, cut, maim, injure or remove any of the principal or load-bearing walls, floors, beams or columns of or enclosing the Demised Premises, cat to make any other alterations or additions of a structural nature;

     (b) Not to make any alterations or additions to the landlord's fixtures or to any of the conduits without the consent of the Landlord, such consent not to be unreasonably withheld or delayed;

     (c) Not to make any alterations or additions of a non-structural nature to the Demised Premises without the consent of the Landlord, such consent may not to be unreasonably withheld or delayed except that the Tenant may install, alter and remove demountable partitioning in the Demised Premises without consent but the Tenant shall comply with all statutory requirements applicable to the works being carried out;

     (d) The Landlord may, as a condition of giving any such consent, require the Tenant to enter into such covenants, as the Landlord shall reasonably require, regarding the execution of any such marks and the reinstatement of the Demised Premises at the end or sooner determination of the Term

4.20 SIGNS AND ADVERTISEMENTS

     Not to erect or display on the exterior of the Demised Premises or in the windows thereof so as to be visible from the exterior, any pole, gag, aerial, advertisement, poster, notice, or other sign or thing whatsoever, save that the Tenant may display on the entrance door to the Demised Premises a sign stating the Tenant's name and business or profession on obtaining the prior written consent of the Landlord to the size, style, and the position thereof and the materials to be used, such consent not to be unreasonably withheld or delayed

4.21 ALIENATION

         4.21.1   (a)      Not to assign, charge or underlet any part of
                           parts (as distinct from the whole) of the Demised
                           Premises save as provided for in the following clauses;
                  (b)      For the purposes of Section 19(IA) of the Landlord
                           and Tenant Act 1927 it is agreed that the Landlord may withhold its consent to an assignment of the whole of the premises if there are any material outstanding breaches of the Tenant's obligations under this Lease,
                  (c)      For the purposes of Section 19(IA) of the Landlord
                           and Tenant Act 1927 it is further agreed that any consent of the Landlord to an assignment of the whole of the Premises may be subject to & condition that the Tenant shall, prior to the proposed assignment being completed, execute and deliver to the Landlord a deed which shall be prepared by the Landlord's solicitors containing covenants on the part of the Tenant in the form of those contained in the Third
                           Schedule.
                  (d)      Without prejudice to the foregoing the Tenant shall
                           not assign the whole of the Premises without the prior written consent of the Landlord such consent not be unreasonably withheld or delayed. The parties agree that in considering whether or not the Landlord is reasonably withholding such consent due and proper regard shall be had to the provisions and effect of the Landlord and Tenant (Covenants) Act 1995.

         4.21.2   (a)      Not underlet the whole of the Premises other than
                           on condition that the underlease incorporates an agreement, authorised beforehand by the Court, excluding sections 24 to 28 of the Landlord and Tenant Act 1954 in relation to such underlease
                  (b)      Not to underlet the whole of the Demised Premises at
                           a fine or premium or at a rent less than the open market rental value of the Demised Premises at the time of such underlease;
                  (c)      Prior to any permitted underlease, to procure that
                           the undertenant enters into direct covenants with the Landlord as follows:-

                           (i) an unqualified covenant by the undertenant that the undertenant shall not assign charge or underlet the whole of any part at parts of the premises to be thereby Demised nor part with possession or share the occupation of the whole or any part of the premises to be hereby Demised nor permit any person to occupy the same;

                           (ii) an unqualified covenant by the undertenant that the undertenant shall not underlet the whole or any part or puts of the premises to be thereby Demised nor (save by way of an assignment of the whole of the premises) part with possession Or share the occupation of the whole or any part of the premises to be thereby Demised or permit any person to occupy the same; a covenant by the undertenant that the undertenant shall not assign or charge the whole of the premises to be thereby demised without obtaining the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed;

                           (iii) a covenant by the undertenant to perform and observe all the tenant's covenants and die other provisions contained in this Lease (other thin the payment Of the rents) so far as the same are applicable to the premises to be thereby Demised

                  (d)      Every permitted underlease shall contain:-

                           (i) a covenant by the undertenant (which the Tenant hereby covenants to enforce) prohibiting the undertenant from doing or suffering any act or thing upon or in relation, to the premises underlet inconsistent with, or in breach of, the provisions of this Lease;

                           (ii) a condition for re-entry on breach of any covenant by the undertenant;

                           (iii) the same restrictions as to assignment, underletting, charging, parting with or sharing the possession or occupation of the premises underlet and the same provisions for direct covenants and registration as are in this Lease (mutatis mutandis);

                           (e) To enforce the performance and observance by every such undertenant of the covenants, provisions and conditions of the underlease and not, at any time, either expressly or by implication, to waive any breach of the same;
                           (f)      Without prejudice to the foregoing
                                    provisions, not to assign, charge or
                                    underlet the whole of the Demised Premises without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed;
                           (g) Not to vary the terms of any permitted underlease without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed;
                           (h) The procure that the rent reserved by any permitted underlease shall not be commuted or payable more than one quarter in advance, and not cc permit the reduction of any rent reserved by any such underlease

4.22     REGISTRATION OF DISPOSITIONS
         Within twenty-one (21) days of every assignment, transfer, assent, underlease, assignment of underlease, mortgage, charge or any other disposition, whether mediate or immediate, of or relating to the Demised Premises to produce to and leave with the Landlord or its Solicitors a certified copy of the deed, instrument or other document evidencing or effecting such disposition and on each occasion to pay to the Landlord or its Solicitors a fee of Twenty-five Pounds
         (L25.00) or such larger sum as May be reasonable

4.23     DISCLOSURE OF INFORMATION
         Upon making any application or request in connection with the Demised Premises or this Lease to disclose to the Landlord such information as the Landlord may reasonably require and, whenever the Landlord shall reasonably request, to supply full particulars of all occupations and derivative interests in the Demised Premises, however remote or inferior

4.24     LANDLORD'S COSTS
         To pay on written demand and indemnify the Landlord against all reasonable costs, fees, charges, disbursements and expenses properly incurred by the Landlord, including, but not limited to, those payable to solicitors, counsel, architects, surveyors and bailiffs:

         (a) in relation to or in contemplation of the preparation and service of a notice under Section 146 of the Law of Property Act 1925 and of any proceedings under Section 146 or 147 of that Act (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under
                  Section 146 is complied with by the Tenant or the Tenant has been relieved under the provisions of the Act and nothwithstanding forfeiture is avoided otherwise than by relief granted by the Court);

         (b) in relation to or in contemplation of the preparation and service of all notices and schedules relating to wants of repair to the Demised Premises, whether served during or after the expiration of the Term (but relating in all cases only to such wants of repair that accrued not later than the expiration or sooner determination of the Term);

         (c) in connection with the recovery or attempted recovery of arrears of rent or other sums due from the Tenant, or in procuring the remedying of the breach of any covenant by the Tenant;

         (d) in relation to any application for consent required or made necessary by this Lease (such costs to include reasonable management fees and expenses properly incurred) whether or not the same is granted (except in ewes where the Landlord is obliged not to unreasonably withhold its consent and the withholding of its consent is held to be unreasonable). or whether the application be withdrawn

4.25     STATUTORY REQUIREMENTS

         (a) At the Tenant's own expense, m comply in all respects with the provisions of the Offices, Shops and Railway Premises Act 1963, the Fire Precautions Act 1971, the Defective Premises Act 1972 and the Health and Safety at Work etc. Act 1974 and every other statute now in force or which may hereafter be in force and any other obligations imposed by law relating to the Demised Premises or the user thereof,


         (b) To execute all works and provide and maintain all arrangements upon of in respect of the Demised Premises or the user thereof, which are directed or 'required (whether by the landlord, tenant or occupier) by any statute now in force or which may hereafter be in force or by any government department. Local or other competent authority or duly authorised officer or court of competent jurisdiction acting under or in pursuance of any statute and to indemnify and keep the Landlord indemnified against all costs, charges, fees and expenses of or incidental to the execution of any works or the provision or maintenance of any arrangements so directed or required;

         (c) Not to do or omit to be done in or near the Demised Premises, any act or thing by reason of which the Landlord may, under any statute, incur cc have imposed upon it or become liable to pay any penalty, damages, compensation, costs, charges or expenses

4.26     PLANNING ACTS

         (a) To comply with the provisions and requirements of the Planning Acts and of any planning permissions relating to or affecting the Demised Premises and to indemnify and keep the Landlord indemnified against all actions, proceedings, claim, demands, losses, costs, expenses, damages and liability whatsoever in respect of any non-compliance;

         (b) Not to make any application for planning permission in respect of the Demised Premises without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed;

         (c) At the expense of the Tenant, to obtain and, if appropriate, to renew all planning permissions and any other consents and to serve all necessary notices required for the carrying out by the Tenant of any operations or the commencement or continuance of any use on die Demised Premises which may constitute Development;

         (d) To pay and satisfy any charge or levy imposed under the Planning Acts in respect of any development by the Tenant on the Demised Premises,

         (e) Not to implement any planning permission. before it has been produced to and approved in writing by the Landlord, such approval not to be unreasonably withheld or delayed;

         (f) Unless the Landlord shall otherwise direct in writing, to carry out and complete before the expiration or sooner determination of the Term;-


                  (i) any works required to be carried out to the Demised Premises as a condition of any planning permission granted during the Term and implemented by the Tenant whether or not the date by which the planning permission requires such works to be carried out is within the Term; and

                  (ii) any Development begun upon the Demised Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts,

         (g) To produce to the Landlord within, 21 days of receipt of a written demand a plans, documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this clause have been complied with;

4.27     STATUTORY NOTICES

         Within fourteen. (14) days of receipt of the same (or sooner if requisite having regard to the requirements of the notice or order in question or the time limits stated therein) to produce to the Landlord a true copy and any further particulars reasonably required by the Landlord of any notice or order or proposal for the same given to the Tenant and relevant to the Demised Premises or the occupier thereof by any government department or local or public authority, and. without delay, to take all necessary steps to comply with the notice or order so far as the same is the responsibility of the Tenant, and, at the request of the Landlord but at the cost of the Tenant, to make or join with the Landlord in making such objection or representation against or in respect of any such notice, order or proposal as the Landlord shall deem expedient

4.28     FIRE PRECAUTIONS AND EQUIPMENT

         (a) To comply with the requirements and recommendations of the fire authority and the insurers of the Estate and the reasonable requirements and recommendations of the Landlord in relation to the precautions affecting the Demised Premises;

         (b) To keep the Demised Premises supplied and equipped with such fire fighting and extinguishing appliances as shall be required by any statute, the fire authority or the insurers of the Estate, of as shall be reasonably required by the Landlord and such appliances shall be open to inspection and shall be maintained to the reasonable satisfaction of the Landlord;

         (c) Not to obstruct the access to or mews of working any fire fighting and extinguishing appliances or the means of escape from the Demised Premises or the Estate in case of fire or other emergency

         4.29     DEFECTIVE PREMISES
                  Forthwith upon becoming aware of the same, to give written notice to the Landlord of any defect in the Demised Premises which might give rise to an obligation on the Landlord to do or refrain from doing any act or thing so as to comply with the duty of care imposed on the Landlord pursuant to the Demised Premises Act 1972, and at the Landlord's cost to display and maintain in the Demised Premises all notices which the Landlord may, from time to time, reasonably require to be displayed in relation thereto

         4.30     ENCROACHMENTS AND EASEMENTS
                  Not to stop up or obstruct any of the windows or lights belonging to the Demised Premises and not to permit any new window, light, opening, doorway, passage, Conduit or other encroachment or easement to be made or acquired into, upon or over the Demised Premises or any part thereof, and in case any person shall attempt to make or acquire any encroachment or easement whatsoever, to give written notice thereof to the landlord immediately the same shall come to the notice of the Tenant, and, at the request of the Landlord, to adopt such means as may be reasonably required by Landlord for preventing any such encroachment or the acquisition of any such easement

         4.31     RELETTING NOTICES
                  To permit the Landlord at all reasonable times during the last six (6) months of the Term to enter upon the Demised Premises and affix and retain without interference upon any suitable parts of the exterior of the Demised Premises (but not so as materially to affect the access of light and air to the Demised Premises) notices for reletting the same and not to remove or obscure the said notices and to permit all persons with the written authority of the Landlord to view the Demised. Premises at all reasonable hours in the daytime, upon prior appointment having been made

         4.32     INDEMNITY
                  To keep the Landlord duly indemnified from and against all actions, proceedings, claims, demands, losses, costs, expenses, damages and liability arising in any way directly or indirectly out of any act, omission or negligence of the Tenant or any persons in the Demised Premises expressly or impliedly with the Tenant's authority or any breach of the Tenant's covenants and the conditions and other provisions contained in this Lease

4.33     LANDLORD'S REGULATIONS
         To comply with all reasonable regulations made by the Landlord from time to time and notified to the Tenant in writing for the general management and security of the Building, the Estate, the Common Areas, the Common Parts and other areas used or to be used in common with others

4.34     TAXATION

         Notwithstanding anything contained in this Lease, not to do on or in relation to the Demised Promises or any part thereof or in relation to any interest of the Tenant therein my act or thing (other than the payment of the rents reserved by this Lease) which shall render the Landlord liable for any additional tax, levy, charge or other fiscal imposition of whatsoever nature, and not to dispose of or deal with this Lease in such a way that the Landlord shall be or become liable for any such tax, levy, charge or fiscal imposition

4.25     VALUE ADDED TAX

         Where by virtue of any of the provisions of this Lease the Tenant is required to pay, repay or reimburse to the Landlord or any person or persons any rents, premium, cost, fee, charge, insurance premium, expense or other sum or amount whatsoever in respect of the supply of any goods and/or services by the Landlord or any other person or persons the Tenant shall also be required in addition to pay or (as the case may be) keep the Landlord indemnified against:-


         (a) The amount of any Value Added Tax which may be chargeable in respect of such supply to the Tenant


         (b) The amount of Value Added Tax chargeable on say other person (or chargeable on the Landlord in the; case of supplies which the Landlord is deemed to make to itself) in respect to of supplies the cost of which is included in the calculation of the sums which the Tenant is required to pay, repay or reimburse to the

                  Landlord, save to the extent that such Value Added Tax is recoverable by the Landlord by virtue of the supply by the Landlord of any goods and/or services in respect of this Lease being subject to Value Added and, in default of payment, the same shall be recoverable as rent in arrear

4.36     COVENANTS AFFECTING REVERSION
         To perform and observe the agreements, covenants, restrictions and stipulations referred to in the Deeds and documents listed in the Sixth Schedule, so far as any of the same are still. subsisting and capable of taking effect and relate to the Demised Premises, and to keep the Landlord indemnified against all actions, claims, demands, costs, expenses, damages and liability in any way relating thereto


5.       LANDLORD'S COVENANTS
         THE Landlord HEREBY COVENANT with the Tenant as follows:-

5.1      QUIET ENJOYMENT
         That the Tenant paying the rents reserved by this Lease and performing and observing the covenants an the part of the Tenant herein contained shall and may peaceably hold and enjoy the Demised Premises during the Term without any interruption by the Landlord or any person lawfully claiming through, under, or in trust for it or any person claiming by title paramount.

5.2      PROVISION OF SERVICES
         Subject to the Tenant paying the Service Charge, to provide the following services in accordance with the principles of good estate management:-

         (a)      REPAIRS
                  So far as may be necessary for the reasonable use and enjoyment by the Tenant of the Demised Premises and the Building, to keep the Retained Parts in good repair and condition,

         (b)      COMMON AREAS

                  (i) To keep clean and maintained in a proper manner, the Common Parts including the windows thereof and to keep the same adequately lighted, where appropriate, during the Business Hours;

                  (ii) To repair and maintain and keep clean the Common Areas and to keep the same adequately lighted, where appropriate during Business Hours;

         (c)      COMMON PARTS
                  To provide and maintain at the Landlord's reasonable discretion, such plants, shrubs, trees or garden or grassed areas in the Common Areas as may be appropriate and, to keep the same planted, free from weeds and the grass cut;

         (d)      LIFTS
                  During the Business Hours, to provide a lift service by the operation of the lifts now installed,


         (e)      HOT AND COLD WATER
                  During the Business Hours, to provide an adequate supply of hot and cold water to any existing wash basins in the Demised Premises;

         (f)      HEATING
                  During the Business Hours, to provide heating to the Demised Premises and the Common Parts to such temperatures as the Landlord may, from time to time, reasonably consider adequate and for such periods of the year as the Landlord shall, reasonably deem desirable;

         (g)      AIR CONDITIONING
                  During the Business Hours. to provide air conditioning to the Demised Premises to such a standard as the air conditioning system was designed to achieve;

         (h)      STAFF
                  To employ such staff as the Landlord may, in its reasonable discretion, deem necessary to enable it to provide all or any of the services on the Estate and for the general management and security of the Estate in accordance with the principles of good estate management;

         (i)      NAME BOARDS
                  To provide and install name boards of such size and design as the Landlord may, in its reasonable discretion, determine in the main entrance to the Building and at the entrance to the Estate; and at such other locations as the Landlord may reasonably consider desirable;

         (j)      OPEN ARMS
                  To repair and maintain those parts of the Estate which are not Lettable Areas and to keep the same adequately lit at such times as the Landlord shall determine, and clear of all rubbish and free from weeds and to provide and maintain, at the Landlord's discretion, such plants, shrubs, trees or garden or grassed areas as may be appropriate and to keep the same planted, free from weeds and the grass cut

5.3      PERSONS EXERCISING RIGHTS
         (a) Without prejudice to the generality of sub-clause 5.3(b) the Landlord shall procure that in the instances where the Surveyor or any other person or persons shall exercise rights on its behalf pursuant to the provisions of this Lease and is or are obliged to act reasonably or properly under the terms of this Lease such Surveyor, person or persons shall act reasonably or properly

         (b) The Landlord shall procure that the Surveyor or any other person or persons who shall exercise rights on its behalf shall comply wide every condition which applies to him or them

6.       INSURANCE

6.1      LANDLORD TO INSURE
         THE Landlord shall' insure and keep insured with some publicly quoted insurance company of good repute in the United Kingdom or with Lloyds' Underwriters and through such agency as the Landlord may from time to time reasonably determine

         (a) the Building (including plate glass (if any)) subject to such exclusions, excesses and limitations as may be imposed by the insurers in the full reimbursement cost of the Building against loss or damage by the Insured Risks, including architects, surveyors, and other professional fees (and value added tax thereon) and expenses incidental thereto, the cost of shoring up, demolition and site clearance and similar expenses;

         (b) the loss of rent and the Service Charge from time to time payable, or reasonably estimated to be payable under this Lease, taking account of any review of the rent which may become due under this Lease, for three (3) years;

         (c) explosion of any engineering and electrical plant and machinery to the extent that the same is not covered by paragraph (a) of this clause;

         (d) property owner's liability and such other insurances as the Landlord may, from time to time, reasonably deem necessary to effect

6.2      LANDLORD'S FIXTURES
         The Tenant shall notify the Landlord in writing of the full reinstatement cost of any fixtures and fittings installed at any time by the Tenant and which may become landlord's fixtures and fittings for the purpose of enabling the Landlord to effect adequate insurance cover for the same

6.3      LANDLORD TO PRODUCE EVIDENCE OF INSURANCE
         At the request of the Tenant, the Landlord shall produce to the Tenant reasonable written evidence from the insurers of the terms of the insurance policy and the fact that the policy is subsisting and in effect and that all premiums have been paid up to date

6.4      NOTING ON INSURANCE POLICY
         The Landlord shall forthwith:-

         (a) Procure that the interests of the Tenant, any permitted undertenant and their respective mortgages are noted on the insurance policy

         (b) Where noting is impracticable procure that notice of the interest of the Tenant, any permitted undertenant and their respective mortgagees is given to the insurers

6.5      DESTRUCTION OF THE BUILDING
         If the or any part thereof is destroyed or damaged or rendered inaccessible by any of the Insured Risks so as to render the Demised Promises unfit for use or occupation or inaccessible then:-

         (a) unless payment of the insurance moneys shall be refused in whole or in part by reason of any act or default of the Tenant or any undertenant or any person under its or their control and the Tenant has not reimbursed the amount of the insurance moneys refused in accordance with sub-clause 6.8; and

         (b) subject to the Landlord being able to obtain any necessary planning permission and all other necessary licenses, approvals and consents in respect of which the Landlord shall use all reasonable endeavours to obtain but shall not be obliged to institute any appeals; and

         (c) subject to the necessary labour and materials being and remaining available in respect of which the Landlord shall use all reasonable endeavours to obtain as soon as practicable the Landlord shall (subject to clause 6.5) lay out the net proceeds of such insurance, other than any in respect of loss of rent, in the rebuilding and reinstatement of the premises so destroyed or damaged substantially as the same were prior to any such destruction or damage (but not so as to provide accommodation identical in layout if it would not be reasonably practical to do so) and shall make up any shortfall out of its own monies


6.6      OPTION TO DETERMINE

         If, during the last three (3) years of the Term, the Demised Premises, the Building, or the Estate shall be so destroyed or damaged by any of the Insured Risks as to render the Demised Premises, the Building or the Estate completely unfit for use or occupation or inaccessible either party may determine this Lease by giving to the other not less than six (6) months' written notice to be given at any time within twelve (12) months after such destruction or damage and such determination shall be without prejudice cc any claim by either party against the other in respect of any antecedent breach of covenant Provided that if this Lease shall be determined then the Landlord shall not be required to lay cut the net proceeds of such insurance and shall be solely entitled to all the insurance moneys


6.7      WHERE REINSTATEMENT IS PREVENTED
         If, for any reason whatsoever, the Landlord is prevented from rebuilding or reinstating the Demised Premises, the Building or the Estate, the Landlord shall be relieved from such obligation and shall be solely entitled to all the insurance moneys and if such rebuilding and reinstatement shall not be completed three (3) years after the date of the destruction or damage and this Lease has act been terminated by frustration, either party may at any time after the expiry of such three (3) years by written notice given to the other determine this demise but without prejudice to any claim by either party against the other in respect of any antecedent breach of covenant

6.8      PAYMENT OF INSURANCE MONEYS REFUSED
         If the payment of any insurance moneys is refused as a result of some act or default of the Tenant or any undertenant or any person under its or their control, the Tenant shall pay the Landlord, on receipt of a written demand, the amount so refused with interest thereon at the Prescribed Rate

6.9      CESSER OF RENT
         In case the Demised Premises, the Building or the Estate or any part thereof shall be destroyed or damaged by any of the Insured Risks so as to render the Demised Premises unfit for use or occupation or inaccessible and to the extent that the insurance has not been vitiated or payment of the policy moneys refused as a result of some act or default of the Tenant or any undertenant or any person under its or their control, them the rent first reserved by this Lease and the Service Charge or a fair proportion thereof, according to the nature and extent of the damage sustained, shall be suspended, until the Demised Premises or the part destroyed or damaged shall be again rendered fit for use and occupation and accessible or until the expiration of three (3) years from the date of the destruction or damage (whichever is the earlier) and any dispute regarding the cesser of rent shall be referred to a single arbitrator to be appointed, in default of agreement, upon the application of either party. by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors in accordance with the provisions of the Arbitration Acts 1950 to 1979

6.10     BENEFIT OF OTHER INSURANCES
         If the Tenant shall become entitled to the benefit of any insurance an the Demised premises which is not affected or maintained in pursuance of the obligations herein contained, then the Tenant shall apply all moneys received from such insurance (in so far as the same shall extend) in making good the loss or damage in respect of which the same shall have been received

6.11     INSURANCE BECOMING VOID
         The Tenant shall not do or omit to do anything that could cause any policy of insurance in respect of or covering the Demised. Premises, the Building, the Estate or any Adjoining Property owned by the Landlord to become void or voidable wholly or in part nor (unless the Tenant has previously notified the Landlord and agreed to pay the increased premium) anything whereby any abnormal or loaded premium may become payable and the Tenant shall, on receipt of a written demand, pay to the Landlord all reasonable expenses properly incurred by the Landlord in renewing any such policy

6.12     REQUIREMENTS OF INSURERS
         The Tenant shall, at all times, comply with all the requirements of the insurers so far as such requirements are known by the Tenant

6.13     NOTICE BY TENANT
         The Tenant shall give notice to the Landlord as soon as reasonably practicable upon the happening of any event; or thing which might affect any insurance policy relating to the Demised Premises or the Building

7.       PROVISOS
         PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED as follows:-

7.1      FORFEITURE
         Without prejudice to any other right, remedy or power herein contained or otherwise available to the Landlord:-


         (a) if the rents reserved by this Lease or any part thereof shall be unpaid the twenty-one (21) days after becoming payable (whether formally demanded or not); or

         (b) if any of the covenants by the Tenant contained in this Lease shall not be performed and observed; or

         (c) if the Tenant and/or the Guarantor (if any) (being a body corporate) has a winding-up petition or petition for an administration order presented against it provided that such petitions shall not be vexatious or frivolous or passes a winding-up resolution (other than in connection with a members' voluntary winding up for the purposes of an amalgamation or reconstruction) or calls a meeting of its creditors for the purposes of considering a resolution that it be wound up voluntarily or resolves to present its own winding-up petition or is wound-up (whether in England or elsewhere) or the directors or shareholders of the Tenant or the Guarantor resolve to present a petition for an administration order in respect of the Tenant or the Guarantor (as the case may be) or an Administrative Receiver or a Receiver or a Receiver and Manager is appointed in respect of the property or any part thereof of the Tenant or the Guarantor; or

         (d) if the Tenant and/or the Guarantor (if any) (being a body corporate) calls or a nominee calls on its behalf a meeting of its creditors or any of them or makes an application to the Court under Section 425 of the Companies Act 1985 or submits to its creditors or any of them a proposal pursuant to Part I of the Insolvency Act 1986 or enters into any arrangement, scheme, compromise, moratorium or composition with its creditors or any of them (whether pursuant to Part I of the Insolvency Act 1986 or otherwise) or suffers any distress or execution to be levied on the Demised Premises; or

         (e) if the Tenant and/or the Guarantor (if any) (being an individual, or if more than one individual, then any one of them) makes an application to the Court for an interim order under Pan VIII of the Insolvency ACE 1986 or convenes a meeting of his creditors or any of them or enters into any arrangement, scheme, compromise, moratorium or composition with his creditors or any of them (whether pursuant to Part VIII of the Insolvency Act 1986 or otherwise) or has a bankruptcy petition presented against him (provided that such petition shall not be vexatious or frivolous) or is adjudged bankrupt (whether in England or elsewhere) or suffers any distress or execution to be levied on the Demised. Premises

         THEN, and in any such case, the Landlord may at any time thereafter re-enter the Demised Premises or any part thereof in the name of the whole and thereupon the Term shall absolutely cease and determine but without prejudice to any rights or remedies which may then have accrued to the Landlord against the Tenant in respect of any an antecedent breach of any of the covenants contained in this Lease

7.2      NO IMPLIED EASEMENTS
         Nothing herein contained shall impliedly confer upon or grant to the Tenant any easement, right or privilege other than those expressly granted by this Lease

7.3      EXCLUSION OF WARRANTY AS TO USER

         (a) Nothing contained in this Lease or in any consent granted by the Landlord under this Lease shall imply or warrant that the Demised Premises may be used under the Planning Acts for the purpose herein authorised or any purpose subsequently authorised and the Tenant hereby acknowledges and admits that the Landlord has not given or made at any time any representation or warranty that any such use is or will be or will remain a permitted use under the Planing Acts;

         (b) Notwithstanding that any such use might not be a permitted use under the Planning Acts, the Tenant shall remain my bound and liable to the Landlord in respect of the obligations undertaken by the Tenant in this Lease without being entitled to any compensation, recompense or relief of any kind whatsoever

7.4      REPRESENTATIONS
         The Tenant acknowledges that this Lena has not been entered into in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord. Except such statement or representation that is expressly set out in this Lease or any written reply to preliminary inquiries or in any correspondence from the Landlord's solicitors to the Tenant's solicitors

7.5      USE OF PREMISES OUTSIDE BUSINESS HOURS
         If the Tenant shall desire, from time to time, to use the Demised Promises outside the Business Hours, then the Tenant shall be entitled to use and occupy the Demised Premises and have access thereto on the following terms and conditions:-

         (a) the Tenant and shall comply with any reasonable requirements as to the use and occupation of the Demised Premises and the means of access thereto,

         (b) the Tenant shall pay to the Landlord, on demand, the whole of the reasonable costs and expenses properly attributable to the provision of any necessary staff, services and security;

         (c) the Landlord shall not 'be obliged to provide any service to the Demised Premises or the Estate if the Landlord shall, at any time in its reasonable discretion, consider it impractical m do so

7.6      FAILURE BY LANDLORD TO PROVIDE SERVICES

         The Landlord shall not be liable to the Tenant in respect of any failure by the Landlord to perform any of the services referred to in this Lease, whether express or implied, unless and until the Tenant has notified the Landlord of such failure and the Landlord has failed within a reasonable time to remedy the same

7.7      EXCLUSION OR LANDLORD'S LIABILITY
         The Landlord shall nor, in any circumstances, incur any liability for any failure or interruption in any of the services provided by the Landlord or for any inconvenience or injury to person or property arising from such failure or interruption due to mechanical breakdown, failure or malfunction, overhauling, maintenance, repair or replacement, strikes, labour disputes or shortages or any cause or circumstance beyond the control of the Landlord but the Landlord shall use its reasonable endeavours to cause the service in question to be reinstated with the minimum of delay

7.8      COVENANTS RELATING TO ADJOINING PROPERTY
         Nothing contained in or implied by this Lease shall give the Tenant the benefit of or the right to enforce or to prevent the release or modification of any, covenant, agreement or condition entered into by any tenant of the Landlord in respect of any property not comprised in this Lease

7.9      EFFECT OF WAIVER
         Each of the Tenant's covenants shall remain in full force both at law and in equity notwithstanding that the Landlord shall have waived or released temporarily any such covenant, or waived or released temporarily or permanently. revocably or irrevocably a similar covenant or similar covenants affecting other property belonging to the Landlord

7.10     EXCLUSION OF STATUTORY COMPENSATION
         Except where any statutory provision prohibits or modifies the right of the Tenant to compensation being reduced or excluded by agreement, neither the Tenant nor any undertenant (whether immediate or not) shall be entitled, on quitting the Demised Premises or any put thereof, to claim any compensation from the Landlord under the Landlord and Tenant Act 1954

7.11     EXCLUSION OF LANDLORD AND TENANT ACT 1954
         Having been authorised to do so by Order of the Mayors & City of London, County Court made on 28 January 1997 under the provisions of
         Section 38(4) of the Landlord and Tenant Act 1954 (as amended by
         Section 5 of the Law of Property Act 1969), the Landlord and Tenant agree that the provisions of Section 24 to 28 of that Act shall be excluded in relation to the tenancy created by this Lease

7.12     NOTICES

         (a) Any demand or notice required m be made, given to, at saved on the Tenant or the Guarantor (if any) under this Lease shall be duly and validly made, given or served if addressed to the Tenant or the Guarantor respectively (and, if there shall be more than one of them, then any one of them) and delivered personally, or sew by pre-paid registered or recorded delivery mail, or sent by telex or telegraphic facsimile transmission addressed (in the case of a company) to its registered office, or (whether a company or individual) its last known address, or (in the case of a notice to the Tenant) the Demised Premises;

         (b) Any notice required to be given to or served an the Landlord shall be duly and validly given or served if sent by pre-paid registered or recorded delivery mail, or sent by te1ex or telegraphic facsimile transmission addressed to the Landlord at its registered office

7.13     DISPUTES WITH ADJOINING OCCUPIERS
         Any dispute arising between the Tenant and the other tenants or occupiers of the Estate as to any easement, quasi-easement, right, privilege or Conduit in connection with the Demised Premises or the Estate shall be fairly and reasonably determined by the Landlord unless the Landlord shall be a party to the dispute

7.14     TENANT'S OPTION TO DETERMINE

         (a) The Tenant shall be entitled to determine this Lease on 29 December 1999 by giving to the Landlord not less than six (6) months' written notice and on the expiration of such notice this Lease shall cease and determine but without prejudice to any claim which either party may have against the other in respect of any antecedent breach of any of the covenants in this Lease

         (b) The Tenant's right to determine the Lease as set out in sub-clause (a) above is subject to the Tenant paying to the Landlord El 8,648 on the service of the notice mentioned above

7.15     CONDITIONS AND RIGHTS OF ENTRY
         Notwithstanding any other provision of this Lease any entry into or upon the Demised. Premises by the Landlord any person or persons acting on their behalf shall only be effected subject to the following terms and conditions;

         (a) Such entry shall only be effected where the works or other matters or things to be done may not reasonably be done without such entry

         (b) The Landlord shall use reasonable endeavours to procure that any such entry shall be effected at reasonable times in a reasonable manner causing a little damage to the Demised Premises or disturbance or inconvenience to the Tenant any permitted undertenant or any other lawful occupier for its or their businesses as possible

         (c) Reasonable prior written notice shall be given save in cases of emergency where as much notice as possible shall be given

         (d) The Landlord shall make good without delay any damage caused to the Demised Promises and any fixtures, fittings and materials therein of the Tenant, any permitted undertenant: or any other lawful occupier as a result of such entry

8.       SERVICE CHARGE

8.1 FOR the purpose of this Lease, the following expressions shall have the following meanings:

         (a) "ESTATE SERVICE CHARGE" means the service charge percentage calculated as follows:

                  A due proportion of those items of Expenditure attributable to the Estate and set out in PART `B' of the FIFTH SCHEDULE to be reasonably and properly determined by the Landlord or the Surveyor and to be calculated according to the ratio which the Gross Internal Area of the Demised Premises bears to the Gross Internal Area of the Lettable Areas of the Estate (subject to Clause 8.8);

         (b) "BUILDING SERVICE CHARGE" means the service charge percentages calculated as follows:-

                  A due proportion of those items of Expenditure attribute to the Building and set out in Part "A" of the Fifth Schedule to be reasonably and properly determined by the Landlord of the Surveyor and to be calculated according to the ratio which the Gross Internal Area of the Demised Premises bears to the aggregate of the Gross Internal Area of the Lettable Areas of the Building (subject to Clause 8.8):

         (c)      "EXPENDITURE" means:-

                  (i) the aggregate of all reasonable costs, fees, expenses, and outgoings whatsoever incurred by. the Landlord in complying with its obligations in clause
                           5.2 and in respect of the items set out in Parts "A" and "B" of the Fifth Schedule (whether or not the Landlord is obliged by this Lease to incur the same) in accordance with the principles of good estate management;

                  (ii) such sums as the Landlord shall, in its reasonable discretion, consider desirable to set aside from time to time for the purpose of providing the periodically recurring Items of expenditure, whether recurring at regular or irregular intervals;

                  (iii) Such provision for anticipated expenditure in respect of any of the services to be provided by the Landlord or any of the items referred to in Parts "A" and "B" of the Fifth Schedule as the Landlord shall, in its reasonable discretion, consider fair and reasonable in the circumstances;

         (d) "Financial Year" means the period from the 25th day of December in every year to the 24th day of December of the following year or such other period as the Landlord may, in its absolute discretion, from time to time reasonably determine;

         (e) "Estimated Expenditure" means for any Financial Year during the Term, such sum as the Landlord shall (acting reasonably), from time to time, specify as being, in its reasonable discretion, a fair and reasonable. estimate of the Expenditure for the current Financial Year based upon a budge; prepared by the Landlord and submitted to the Tenant Provided That the Landlord may from time to time during any Financial Year, as appropriate, submit to the Tenant revised budgets with respect to its estimate of the Expenditure for that Financial Year whereupon appropriate adjustments shall be made to such sum to reflect the revised budget(s); "Accountant"

         (f) "Accountant" means any person appointed by the Landlord (including an employee of the Landlord or a Group Company) to perform the function of an accountant in relation to the Expenditure;

         (g) "Service Charge Cap" means the service charge percentage calculated as follows:

                  (i) in respect of the Financial Year expiring on 24 December 1991 the lower of.

                           (a)      the sum of L12,820.50 per annum; or

                           (b) the relevant proportion of the Expenditure attributable to the Tenant

                  (ii) as from the first day of each subsequent: Financial Year until the Financial Year ending 24 December 1999 (each such date being hereinafter called a "Variation Date") there shall be substituted for the sum referred to in (i) above a sum which bears the same proportion to the sum L12,820.50 as the Retail
                           Prim Index published in the month immediately preceding such Variation Date bears to (being the Retail Prices Index published in the month immediately 154.4 preceding the commencement of the Term hereby granted)

8.2 The Landlord shall, as soon as reasonably practicable after the and of each Financial Year, prepare an account showing the Expenditure for that Financial Year and containing a fair summary of the various items comprising the Expenditure and, upon such account being certified by the Accountant (a copy of which shall be supplied to the Tenant), the same shall be conclusive evidence, for the purposes of this Lease, of all arrears of fact referred to in the account

8.3 The Tenant shall on request be entitled to inspect the receipts vouchers and other relevant documents in relation to the Expenditure and to take copies of such receipts, vouchers and other relevant documents

8.4 The Tenant shall pay to the Landlord on account of the Service Charge for the period commencing on the Service Charge Commencement Date down to the end of the following Financial Year and thereafter during each subsequent Financial Year during the Term the respective Service Charge percentages of the Estimated Expenditure ("the Advance Payment") to be made by equal quarterly payments in advance (subject to adjustment if the Estimated Expenditure is revised as contemplated by the definition thereof) Provided That the first Advance Payment, being a proportionate sum of the Provisional Quarterly Service Charge Payment from and including the Service Charge Commencement Date to the day before the quarter day following the Service Charge Commencement Date, shall be made on the execution hereof

8.5      If the Service Charge for any Financial Year shall:-

         (a) exceed the Advance Payment for that Financial Year, the excess shall be paid by the Tenant to the Landlord on receipt of a written demand; or be less than the Advance Payment for that Financial Year, the overpayment shall be credited to the Tenant against the next quarterly payment of the Service Charge

8.6.1 The Service Charge shall not exceed the Service Charge Cap attributable to the relevant Financial Year up to and including the Financial Year ending 24 December 1999 PROVIDED THAT if the avoidance of doubt there shall be no service charge cap beyond this date.

8.6.2. If the Retail Prices Index shall cease to be published or its base shall be changed or if for any reason it is impossible or impracticable to implement the provisions for calculating the Service Charge Cap there shall be substituted such other provisions for calculating the Service Charge Cap (being as equivalent as may be to the provisions hereof) as shall be agreed or in default of agreement shall be determined by an arbitrator to be appointed by the President far the time being of the Royal Institution of Chartered Surveyors

8.6.3 In no circumstances shall the Service Charge Cap applying to any Financial Year be less than the Service Charge Cap applying to the immediately preceding Financial Year and accordingly if a decrease in the Retail Prices Index would (but for this paragraph) have resulted in the revised Service Charge Cap being less than the Service Charge Cap applying to the immediately preceding Financial Year then the Service Charge Cap applying to the relevant Financial Year shall be the Service Charge Cap applying to the immediately preceding Financial Year

8.7 Any omission by the Landlord to include in any Financial Year a sum expended or a liability incurred in that Financial Year shall not preclude the Landlord from including such sum or the amount of such liability in any subsequent Financial Year, as the Landlord shall reasonably determine

8.8 In performing its obligations contained in clause 5.2, the Landlord shall (acting reasonably be entitled, at its discretion. to employ suitably qualified agents, contractors and such other persons as it may think fit and to delegate its duties and powers to them and their fees and expenses including VAT shall form part of the Expenditure

8.9 If, at any time during the Term, the Net Internal Area of the Lettable Areas shall change or other circumstances shall arise making the calculation of the Service Charge percentages on the basis specified in the Particulars (whether or not relating to individual items of Expenditure) unreasonable or inequitable, the Landlord shall be entitled to after either or both of the Service Charge percentages to such other percentage which is fair and reasonable in all the circumstances

8.10 The Landlord (acting reasonably) may, at its discretion, Withhold, add to, extend, vary or make any alterations to any of the services from time to time if; the Landlord shall reasonably deem it desirable to do so in accordance with the principles of good estate management for the more efficient management, security and operation of the Building or the Estate, or for the comfort of the tenants in the Building or on the, Estate

8.11 The provisions of this clause shall continue to apply notwithstanding the expiration or sooner determination of the Term, but only in respect of the period down to such expiration: or sooner determination, the Service Charge for that Financial Year being apportioned for the said period on a daily basis

9.       AGREEMENT FOR LEASE

         THE parties herein certify that there is no agreement for lease to which this Lease gives effect

         I N W I T N E S S whereof this deed has been executed by the parties hereto and is intended to be and is hereby delivered on the date first above written

                                 FIRST SCHEDULE

                          RIGHTS AND EASEMENTS GRANTED

1. The right for the Tenant and all persons expressly or by implication authorised by the Tenant (in common with the Landlord and all persons having a like right) but subject to any existing or future regulations reasonably made by the Landlord and notified in writing to the Tenant:-

         (a) to use the Common Areas and the Common Parts for all proper purposes in connection with the use and enjoyment of the Demised Premises;

         (b) to use the passenger lifts in the Building for the purpose only of obtaining access to and egress from the Demised Premises

2. The free passage and running of the Utilities (subject to temporary Interruption for repair, alteration or replacement) to and from the Demised Premises through the Conduits which are now laid or (within a period of 80 years from the daze hereof) shall be laid in, under, or through other parts of the Building, so far as any of the same are necessary for the reasonable use and enjoyment of the Demised Premises;

3. The right of support shelter and protection for the benefit of the Demised Premises as is now enjoyed from all other parts of the Building;

4. The right for the Tenant and the occupiers and other bona fide users of the Demised Premises to use 21 car parking spaces in the car park coloured yellow on Plan 2 for the parking of private motor cars and for no other purpose together with all necessary rights to access and egress to and from Cranford Lane over such route as the Landlord may, from time to time, reasonably determine subject to any existing or future regulations made by the Landlord and to the right of the Landlord from time to time, on giving to the Tenant not less than one month's written notice, to alter the position of the space or spaces and designate some other equivalent space or spaces as the Landlord may, in its reasonable discretion, determine

                                 SECOND SCHEDULE

                           EXCEPTIONS AND RESERVATIONS


The following rights and easements are excepted and reserved out of the Demised Premises to the Landlord and the tenants and occupiers of the Estate and the Adjoining Property and all other persons authorized by the Landlord or having the like rights and easements:-

1. The free and uninterrupted passage and running of the Utilities through the Conduits which are now, or may it any time be in, under, or passing through or over the Demised Premises;

2. Subject to the provisions of Clause 7.15 the right to enter the Demised Premises in order to:-

         (a) inspect, cleanse, maintain, repair, connect, remove, lay, or (where necessary) renew, relay, replace with others, alter or execute any works whatever to or in connection with the Conduits

         (b) execute repairs and decorations, alterations and any ocher works, and to make installations to the Demised Premises, the Estate or the Adjoining Property or to do anything whatsoever which the Landlord may or must do under this Lease where such matters cannot reasonably be carried out without gaining access to the Demised Promises

         PROVIDED THAT the Landlord or the person exercising the foregoing rights shall cause as little inconvenience as possible to the Demised Premises and shall make good, without delay, any damage thereby caused to the Demised Premises;

3. The right to erect scaffolding for the minimum period reasonably necessary for the purpose of repairing or cleaning the Building and any buildings now or hereafter erected on the Estate or the Adjoining Property or in connection with the exercise of any of the rights mentioned in this Schedule notwithstanding that such scaffolding may temporarily restrict the access to or enjoyment and use of the Demised Premises,

4. The rights of light, air, support, protection and shelter and all other easements and rights now or hereafter belonging to or enjoyed by other parts of the Estate or the Adjoining Property;

5. Full right and liberty at any time hereafter to raise the height of, or make any alterations or additions or execute any other works to the Building or any buildings on the Estate or on the Adjoining Property, or to erect any now buildings of any height on the Estate or on the Adjoining Property in such a manner as the Landlord or the person exercising the right (in either case acting reasonably) shall think fit provided that the same shall not obstruct, affect or interfere with the amenity of, or access to, the Demised Premises or the passage of light and air to the Demised Premises or so that the Tenant's use and occupation thereof is materially affected;

6. The right to enter the Demised Promises (in times of emergency or during fire-drills) for the purpose of obtaining access to, or using, any of the fire escapes or routes of escape in the Estate, whether or not in existence at the date hereof.

7. The right to affix to, and thereafter maintain upon, the Demised Premises, but not so as to interfere with the business of the occupier of the, Demised Premises, lighting equipment reasonably necessary for the purpose of illuminating the Common Parts

         PROVIDED THAT any rights or easements excepted and reserved in this Schedule over anything which is act in being at the date hereof shall be effective only in relation to any such thing which comes into being before the expiry of eighty (80) years from the date hereof (which shall be the perpetuity period applicable hereto)

                                 THIRD SCHEDULE

        AUTHORIZED GUARANTEE AGREEMENT TO BE GIVEN BY TENANT PURSUANT TO
                                CLAUSE 22(c)(1)


         T H I S D E E D is made the          day of             19

         B E T W E E N:-

         (1)      [               ] whose registered office is at [
                          ] (registered number:                ) (the
         "Present Tenant') [and]

         (2)      [               ] whose registered office is at [
                          ] (registered number:                ) (the
         "Landlord") [and]

         (3)      [               ] whose registered office is at [
                          ] (registered number:                ) (the
         "Guarantor")]]

         W H E R E A S:

         (A)      This Agreement is made pursuant to the lease dated [     ] and
                  made between [       ] (the "Lease") which expression shall
                  include (where the context so admits) all deeds and documents supplemental to it (whether expressed to be so or not)
                  relating to the premises at [       ] (the "Premises").

         (B)      The Present Tenant holds the Premises under the Lease and
                  wishes to assign the Lease to [        ] (the "Assignee"), and
                  pursuant to the Lease the Landlord's consent is required to such assignment (the "Assignment") and such consent is given subject to a condition that the Present Tenant [and the Guarantor) [is/are] to enter into a deed in the form of this Deed

         NOW THIS DEED WITNESSES as follows:-

         1.       Authorized Guarantee
                  Pursuant to the condition referred to above, the Present Tenant covenants with the Landlord, as a primary obligation, that the Assignee or the Present Tenant shall, at all times during the period (the "Guarantee Period") from the completion of the Assignment until the Assignee shall have ceased to be bound by the tenant covenants (which in this Deed shall have the meaning attributed by section 28(1) of the Landlord and Tenant (Covenants) Act 1995 (the "1995 Act")) contained in the Lease (including the payment of the rents and all, other sums payable under the Lease in the manner and at the times specified in the Lease), duly perform and observe the tenant covenants.

2.       PRESENT TENANT'S LIABILITY

2.1 The Present Tenant agrees that the Landlord, in the enforcement of its rights under this Deed, may proceed against the Present Tenant as if the Present Tenant were the sole or principal debtor in respect of the tenant, covenant in question.

2.2 For the avoidance of doubt, notwithstanding the termination of the Guarantee Period the Present Tenant shall remain liable under this Deed in respect of any liabilities which may have accrued prior to such termination.

2.3 For the avoidance of doubt the Present Tenant shall be liable under this Deed for any reasonable costs and expenses properly incurred by the Landlord in enforcing the Present Tenant's obligations under this Deed.

3.       DISCLAIMER OF LEASE
         The Present Tenant further covenant with the Landlord that if the Crown or a liquidator or trustee in bankruptcy shall disclaim the Lease during the Guarantee Period the Present Tenant shall, if the Landlord by notice in writing given to the Present Tenant within three (3) months after such disclaimer, accept from, and execute and deliver to, the Landlord a counterpart of a new lease of the Premises for a term commencing on the date of the disclaimer and continuing for the residue then remaining unexpired of the term of the Lease, such new least to be at the same rents and subject to the same covenants and provisions as are contained in the Lease Provided always that if the disclaimer shall arise prior to 29 December 1999 if the Present Tenant shall so choose the term shall expire on 29 December 1999 subject to payment of L18,648 on or before that date

4.       SUPPLEMENTARY PROVISIONS
         By way of provision incidental or supplemental to clauses 1, 2 and 3 of this Deed:-

4.1      POSTPONEMENT OF PARTICIPATION BY PRESENT TENANT IN SECURITY
         The Present Tenant shall not be entitled to participate in any security held by the Landlord in respect of the Assignee's obligations to the Landlord under the Lease or to stand in the place of the Landlord in respect of any such security until all the obligations of the Present Tenant or the Assignee to the Landlord under the Lease have been performed or discharged.

4.2      NO RELEASE OF PRESENT TENANT
         None of the following, or any combination of them, shall release, determine, discharge or in any way lessen or affect the liability of the Present Tenant as principal obligor under this Deed or otherwise prejudice or affect the right of the Landlord to recover from the Present Tenant to the full extent of this guarantee:-

4.2.1 any refusal by the Landlord to accept rent tendered by or on behalf of the Assignee at a time when the Landlord was entitled (or would after the service of a notice under Section 146 of the Law of Property Act 1925 have been entitled) to re-enter the Premises;

4.2.2    any extension of time given by the Landlord to the Assignee;

4.2.3 any change in the constitution, structure or powers of either the Present Tenant, the Assignee or the Landlord or the liquidation, administration or bankruptcy (as the case may be) of either the Present Tenant or the Assignee;

4.2.4 any legal limitation, or any immunity, disability or incapacity of the Assignee (whether or not known to the Landlord) or the fact that any dealings with the Landlord by the Assignee may be outside, or in excess 8f, the powers of the Assignee;

4.3      COSTS OF NEW LEASE
         The Landlord's reasonable costs in connection with any new lease granted pursuant to clause 3 of this Deed shall be borne by the Present Tenant and paid to the Landlord (together with Value Added Tax) upon completion of such new lease.

5.       GUARANTEE
         [IF THERE IS A GUARANTOR, REPEAT THE PROVISIONS SET OUT IN PARAGRAPH 1 TO 9 (INCLUSIVE) OF SCHEDULE 4].

6.       GUARANTOR TO JOIN IN NEW LEASE

         If the Present Tenant shall be required to take up a new lease pursuant to clause 3 of this Deed, the Guarantor shall join in, and execute and deliver to the Landlord a counterpart of, such new lease in order to guarantee the obligations of the Present Tenant under it in the terms of Schedule 4 to the Lease.]

         I N W I T N E S S whereof this deed has been executed by the Present Tenant and is intended to be and is hereby delivered on the date first above written.

                                 FOURTH SCHEDULE
                           COVENANTS BY THE GUARANTOR

1.1      COVENANT AND INDEMNITY BY GUARANTOR
         The Guarantor hereby covenants with the Landlord, as a primary obligation, that the Tenant or the Guarantor shall at all times during the Term duly perform and observe all the covenants on the part of the Tenant contained in this Lease, including the payment of the rents and all other sums payable under this Lease in the manner and at the times herein specified, and the Guarantor hereby indemnifies the Landlord against all claims, demands, losses, damages, liability, costs, fees and expenses whatsoever sustained by the Landlord by reason of or arising in any way directly or indirectly out of any default by the Tenant in the performance and observance of any of its obligations or the payment of any rent and other sums

1.2      GUARANTOR JOINTLY AND SEVERALLY LIABLE WITH TENANT
         The Guarantor hereby further covenants with the Landlord chat the Guarantor is jointly and severally liable with the Tenant (whether before or after any disclaimer by a liquidator or trustee in bankruptcy) for the fulfillment of all the obligations of the Tenant under this Lease and agrees that the Landlord, in the enforcement of its rights hereunder, may proceed against the Guarantor as i~ the Guarantor was named as the Tenant in this Lease

1.3      WAIVER BY GUARANTOR
         The Guarantor hereby waives any right M require the Landlord to proceed against the Tenant or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Guarantor

1.4      POSTPONEMENT OF CLAIMS BY GUARANTOR AGAINST TENANT
         The Guarantor hereby further covenants with the Landlord that the Guarantor shall not claim in any liquidation, bankruptcy, composition or arrangement of the Tenant in competition with the Landlord and shall remit to the Landlord the proceeds of all judgments and all distributions it may receive from any liquidator, trustee in bankruptcy or supervisor of the Tenant and shall hold for the benefit of the Landlord all security and rights the Guarantor may have over assets of the Tenant whilst any liabilities of the Tenant or the Guarantor to the Landlord remain outstanding

1.5      POSTPONEMENT OF PARTICIPATION BY GUARANTOR IN SECURITY
         The Guarantor shall not be permitted to participate in any security held by the Landlord in respect of the Tenant's obligations to the Landlord under this Lease or to stand in the place of the Landlord in respect of any such security until all the obligations of the Tenant or the Guarantor to the Landlord under this Lease have been performed or discharged

1.6      NO RELEASE OF GUARANTOR
         None of the following, or any combination thereof, shall release, determine, discharge or in any way lessen or affect the liability of the Guarantor as principal debtor under this Lease or otherwise prejudice or affect the right of the Landlord to recover from the Guarantor to the full extent of this guarantee:-

         (a) any neglect, delay or forbearance of the Landlord in endeavouring to obtain payment of the rents or the amounts required to be paid by the Tenant or in enforcing the performance or observance of any of the obligations of the Tenant under this Lease;

         (b) any refusal by the Landlord to accept rent tendered by or on behalf of the Tenant at a time when the Landlord was entitled (or would after the service of a notice under Section 146 of the Law of Property Act 1925 have been entitled) to re-enter the Demised Premises;

         (c)      any extension of time given by the Landlord to the Tenant;

         (d) any variation of the terms of this Lease (including any reviews of the rent payable under this Lease) or the transfer of the Landlord's reversion or the assignment of this Lease;

         (e) any change in the constitution, structure or powers of either the Tenant, the Guarantor or the Landlord or the liquidation, administration or bankruptcy (as the case may be) of either the Tenant or the Guarantor;

         (f) any legal limitation, or any immunity, disability or incapacity of the Tenant (whether or not known to the Landlord) or the fact that any dealings with the Landlord by the Tenant may be outside or in excess of the powers of the Tenant;

         (g) any other act, omission, matter or thing whatsoever whereby, but for this provision, the Guarantor would be exonerated either wholly or in part (other than a release under seal given by the Landlord)

1.7      DISCLAIMER OR LEASE
         (a) The Guarantor hereby further covenants with the Landlord that:-

                  (i) if a liquidator or trustee in bankruptcy shall disclaim this Lease; or

                  (ii)     if the Tenant shall cease to exist

                  THEN the Guarantor shall, if the Landlord by notice in writing given to the Guarantor within three (3) months after such disclaimer or if the Tenant shall cease to exist, accept from and execute and deliver to the Landlord a counterpart of a new lease of the Demised Premises for a term commencing on the date of the disclaimer or other event and continuing for the residue then remaining unexpired of the Term, such new lease to be at the cost of the Guarantor and to be at the same cents and subject to the same covenants, conditions and provisions as are contained in this Lease;

         (b) if the Landlord shall not require the Guarantor to take a new lease, the Guarantor shall nevertheless upon demand pay cc the Landlord a sum equal to the rents and other sums that would have been payable under this Lease but for the disclaimer or the Tenant ceasing to exist in respect of the period from and including the date of such disclaimer or the Tenant ceasing to exist until the expiration of six (6) months therefrom or until the Landlord shall have granted a lease of the Demised Premises to a third party (whichever shall first occur)

1.8      BENEFIT OF GUARANTEE
         This guarantee shall enure for the benefit of the successors and assigns of the Landlord under this Lease without the necessity for any assignment thereof

                                 FIFTH SCHEDULE

                 ITEMS OF EXPENDITURE AS REFERRED TO IN CLAUSE 8

                                PART `A'-BUILDING


1.       REPAIRS AND MAINTENANCE

         Repairing, maintaining, decorating and (where appropriate) cleaning, washing down, lighting, heating, servicing, furnishing, carpeting and equipping the Building

2.       PLANT AND MACHINERY

         Maintaining, repairing, operating, inspecting, servicing, overhauling, cleaning, lighting and (as and when necessary) renewing or replacing all plant, machinery, apparatus and equipment within the Building (other than in the Lettable Areas thereto) from time to time and all fuel and electricity for the same and any necessary maintenance contracts and insurance in respect: thereof

3.       SECURITY AND EMERGENCY SYSTEMS

         Maintaining, repairing, operating, inspecting, servicing, overhauling, cleaning and (as and when necessary) renewing or replacing all security and emergency systems for the Building, including, but not limited to, alarm systems, internal telephone and television, systems, generators, emergency lighting, fire detection and prevention systems any fire escapes for the Building and all fire fighting and fire prevention equipment and appliances (other then those for which a tenant is responsible)

4.       STAFF

         The provision of staff (including such direct or indirect labour as the Landlord reasonably deems appropriate) for the day-to-day running of the installations and plant and the provision of other services to the Building and for the general management, operation and security of the Building and all other incidental expenditure, including, but not limited to:-

         (a) insurance, health, pension, welfare, severance and other payments, contributions and premiums;

         (b) the provision of uniforms, working clothes, tools, appliances, materials and equipment (including telephones) for the proper performance of the duties of any such staff but only to the extent that all such staff shall be employed for the purpose of performing obligations on behalf of the Landlord herein and providing services specified in this Lease

5.       SIGNS ETC.

         Maintaining and renewing name boards and signs in the main entrance halls, lift lobby areas and any other parts of the Building and all directional signs, fire regulation notices, advertisements and street furniture and furnishing and any flags, flag poles and television and radio aerials

6.       REFUSE

         Providing and maintaining any receptacles for refuse for the Building and the cost of collecting, storing and disposing of refuse

7.       MISCELLANEOUS ITEMS
         Leasing or hiring at commercial rates any of the items referred to in this Part of this Schedule;

8.       STATUTORY REQUIREMENTS
         Carrying out any works to the Building required to comply with any statute (other than works for which any tenant or occupier is responsible)

9.       MANAGEMENT

         (a) The proper and reasonable fees, costs, charges, expenses and disbursements (including any VAT payable thereon) of the Surveyor, the Accountant and any other person properly employed or retained by the Landlord where necessary for or in connection with surveying and accounting functions, the collection of rents, the performance of the services and any other duties in and about the Building or any part of it relating to the general management, administration, security, maintenance, protection and cleanliness of the Building;

         (b) The proper and reasonable fees and expenses (including any VAT payable thereon) of the Landlord or a Group Company in connection with the management of the Building and any of the functions and duties referred to in paragraph (a) that may be undertaken by the Landlord or a Group Company, such fees and expenses to include overheads and profits commensurate with the current market practice-of property companies providing management services

10.      VALUE ADDED TAX

         Value Added Tax at the rate for the time being in force chargeable in respect of any item of expenditure referred to in this Part of this Schedule to the extent not otherwise recoverable reclaimable or capable of set off by the Landlord

11.      GENERALLY

         Any reasonable costs and expenses (not referred to above) which the Landlord may properly, incur in providing such other services and in carrying out such other works as the Landlord may reasonably deem desirable or necessary for the benefit of the Building or any part of it or the tenants or occupiers thereof, or for securing or enhancing any amenity of or within the Building, or in the interest of good estate management

12.      EXCLUSION FROM SERVICE CHARGE

         Notwithstanding the above there shall be excluded from the Expenditure:-

         (a) initial capital costs of the construction and development of the Building and any part thereof and all expenditure relating thereto and of the provision of all plant, machinery, fixtures and equipment including leasing and hiring costs incurred prior to the date hereof to be used in carrying out the services pursuant to this Lease;

         (b) the costs of remedying the disrepair, damage or destruction caused by any of the risks against which the Landlord covenants to insure;

         (c)      the cost of reinstating or rebuilding the Demised Premises;

         (d) any cost or fees incurred in relation to the grant, regrant or renewal of any other last of part of the Building and any costs or fees incurred in relation to the collection of rents and any other sums or the review of the rent or mats payable under subleases.

         (e) the costs arising directly at indirectly out of any defects in or damage caused to the Building or any pan thereof prior to the date hereof and apparent at the dam hereof;

         (f) the costs incurred in relation to the marketing, maintenance, repair or decoration of those Lettable Areas which are from time to time unlet;

         (g) the costs incurred in connection with the advertising and: promotion of the Building.

                         ------------------------------


                                PART `B' - ESTATE

1.       REPAIRS AND MAINTENANCE

         Repairing, maintaining, decorating and (where appropriate) cleaning, washing down, lighting, heating, servicing, furnishing, equipping the Retained Parts

2.       SECURITY AND EMERGENCY SYSTEMS

         Maintaining, repairing, operating, inspecting, servicing, overhauling, cleaning and (as and when necessary) renewing or replacing all security and emergency systems for the Retained Parts, including, but not limited to, alarm systems, internal telephone and television systems, generators, emergency lighting, fire detection and prevention systems any fire escapes for the Retained Parts and all fire fighting and fire prevention equipment and appliances (other than those for which a tenant is responsible) and any traffic barriers, car park and traffic control and security systems

3.       STAFF

         The provision of staff (including such direct or indirect labour as the Landlord reasonably deems appropriate) for the day-to-day running of the. installations and plant and the provision of other services to the Retained Parts and for the general management, operation and security of the Retained Parts (including traffic control and policing) and all other reasonable incidental expenditure, including, but not limited to:-

         (a) insurance, health, pension, welfare, severance and other payments, contributions and premiums;

         (b) the provision of uniforms, working clothes, tools, appliances, materials and equipment (including telephones) for the proper performance of the duties of any such staff;

         (c) providing, maintaining, repairing, decorating and lighting any accommodation and facilities for staff, and all rates, gas and electricity charges in respect thereof but only to the extent that all such staff shall be employed for the purpose of performing obligations on behalf of the Landlord herein and providing services specified in this Lease.

4.       SIGNS ETC.

         Maintaining and renewing name boards and signs at the entrances and any other parts of the Retained Parts and all directional signs, fire regulation notices, advertisements and street furniture and furnishing and any flags, flag poles and television and radio aerials

5.       LANDSCAPING

         Providing and maintaining floodlighting (if any) and any plants, shrubs, trees or garden or grassed areas in the Common Areas and any other landscaping features

6.       MISCELLANEOUS ITEMS

         Leasing or hiring at commercial rams any of the items referred to in this Part of this Schedule;

7.       INSURANCE

         (a) periodic valuations of the Estate for insurance purposes provided that such valuations shall not be carried out more than once in every three years;

         (b) works required to the Estate in order to satisfy the requirements of the insurers of the Estate;

         (c) property owner's liability, third party liability and employer's liability and such other insurances as the Landlord may, in its reasonable discretion from time to time, determine;

         (d) any amount which may be deducted or disallowed by the insurers pursuant to any new provision in the insurance policy upon settlement any claim by the Landlord

8.       COMMON FACILITIES

         Repairing, maintaining, decorating, cleansing and lighting, as the case may be, any roads, ways, forecourts, passages, pavements, party walls or fences, party structures, conduits or other conveniences and easements whatsoever which may belong to, or be capable of being used or enjoyed by the Estate in common with any Adjoining Property

9.       OUTGOINGS

         All existing and future rates (including water rates) taxes, duties, charges, assessments, impositions and outgoings whatsoever (whether parliamentary, parochial, local or of any other description and whether or not of a capital or non-recurring nature or of a wholly novel character) payable by the Landlord in respect of the Retained Farm or any part thereof

10.      STATUTORY REQUIREMENTS

         Carrying out any works to the Estate required to comply with any statute (other than works for which any tenant or occupier is responsible)

11.      REPRESENTATIONS

         Taking any steps two reasonably deemed desirable or expedient by the Landlord for complying with, making representations against, or otherwise contesting the incidence of the provisions of any statute concerning town planning, public health, highways, streets, drainage and all other matters relating or alleged to relate to the Estate or any part of it for which any tenant is not directly responsible

12.      MANAGEMENT

         (a) The proper and reasonable fees, costs, charges, expenses and disbursements (including any VAT payable thereon) of the Surveyor, the Accountant and any other person properly employed or retained by the Landlord where necessary for or in connection with surveying and accounting functions, the performance of the services and any other duties in and about the Retained Parts or any part of them relating to the general management, administration, security, maintenance, protection and cleanliness of the Retained Parts;


         (b) The proper and reasonable fees and expenses (including any VAT payable thereon) of the Landlord or a Group Company in connection with the management of the Retained Parts and any of the functions and duties referred to in paragraph (a) that may be undertaken by the Landlord or a Group Company, such fees and expenses to include overheads and profits commensurate with the current market practice of property companies providing management services

13.      VALUE ADDED TAX

         Value Added Tax at the rate for the time being in force chargeable in respect of any item of expenditure referred to in this Part of this Schedule to the extent not otherwise recoverable reclaimable or capable of set-off by the Landlord

14.      GENERALLY

         Any reasonable costs and expenses (nor referred as above) which the Landlord may properly incur in providing such other services and in carrying out such other works as the Landlord may reasonably deem desirable or necessary for the benefit of the Estate or any part of it or the tenants or occupiers thereof, or for securing or enhancing any amenity of or within the Estate, or in the interest of good estate management

15.      EXCLUSION FROM SERVICE CHARGE

         Notwithstanding the above there shall be excluded from the Expenditure:-

         (a) initial capital costs of the construction and development of the Estate and any part thereof and all expenditure relating thereto and of the provision of all plant, machinery, fixtures and equipment including leasing and hiring costs incurred prior to the date hereof to be used in carrying out the services pursuant to this Lease,

         (b) the cost of remedying any disrepair, damage or construction caused by any of the risks against which the Landlord covenants to insure;

         (c) any cost or fees incurred in relation to the grunt, regrant or renewal of any other lease of part of the Estate and any costs or fees incurred in relation to the collection of rents and any ocher sums or the review of the rent or rents payable under such leases;

         (d) the costs arising directly or indirectly out of any defects in or damage caused to the Estate or any part thereto prior to the date hereof and apparent at the date hereof;

         (e) the costs incurred in relation to the marketing, maintenance, repair or decoration of those Lettable Areas which are from time to time unlet;

         (f) the costs incurred in connection with the advertising and promotion of the Estate.

                                 SIXTH SCHEDULE

                     DEEDS AND DOCUMENTS CONTAINING MATTERS
                    TO WHICH THE DEMISED PREMISES ARE SUBJECT



1.  Title Number MX352739             The entries in the Property Register and
                                      the entries numbered 2-8 in the Charges
                                      Register

2.  The Lease dated 21 August 1992    made between the Landlord (1) and Southern
                                      Electronic plc (2)

         The Common Seal of GENERAL                  )
         ACCIDENT LIFE ASSURANCE                     )
         LIMITED was hereunto affixed in             )
         the presence of.--




                                                     Authorised Signatory




                                                     Authorised Signatory